Exhibit 10.57

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.

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                              AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT



                          Dated as of December 10, 2001



                                     between

                           TRAVIS BOATS & MOTORS, INC.



                              a Texas corporation,

                       and its Subsidiaries Listed Herein

                                  as Borrowers



                                       AND



                     DEUTSCHE FINANCIAL SERVICES CORPORATION




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


                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                TABLE OF CONTENTS
Section 1.  DEFINITIONS...........................................................................................2
Section 2.  CREDIT FACILITY.......................................................................................8
     Section 2.1.  Total Credit Facility..........................................................................8
     Section 2.2.  Floorplan Loans................................................................................8
     Section 2.3.  Revolving Credit Facility......................................................................9
     Section 2.4.  Mandatory Prepayment..........................................................................10
     Section 2.5.  Interest; Calculation of Charges; Fees........................................................10
     Section 2.6.  Billing Statement.............................................................................12
     Section 2.7.  Loan Proceeds.................................................................................12
     Section 2.8.  Default Interest Rate.........................................................................12
     Section 2.9.  Interest Rate After Certain Events............................................................13
     Section 2.10.  Verification Rights of DFS...................................................................13
     Section 2.11.  Reports......................................................................................13
     Section 2.12.  Establishment of Reserves....................................................................13
     Section 2.13.  Collections..................................................................................14
     Section 2.14.  Advancements.................................................................................14
     Section 2.15.  Continuing Requirements - Accounts...........................................................15
Section 3.  TERM OF AGREEMENT....................................................................................15
     Section 3.1.  Termination...................................................................................15
     Section 3.2.  Effect of Termination.........................................................................16
Section 4.  BORROWING AND REPAYMENT PROCEDURES...................................................................16
     Section 4.1.  Borrowing Procedures..........................................................................16
     Section 4.2.  All Loans One Obligation......................................................................17
     Section 4.3.  Payments of Principal and Interest............................................................17
     Section 4.4.  Collection Days...............................................................................17
Section 5.  SECURITY FOR THE OBLIGATIONS.........................................................................17
     Section 5.1.  Grant of Security Interest....................................................................17
     Section 5.2.  Future Advances...............................................................................18
     Section 5.3.  Financing Statements..........................................................................18
     Section 5.4.  Further Assurances............................................................................18
Section 6.  CONDITIONS PRECEDENT.................................................................................18
     Section 6.1.  Conditions Precedent..........................................................................18
Section 7.  REPRESENTATIONS AND WARRANTIES.......................................................................19
     Section 7.1.  Financial Statements..........................................................................19
     Section 7.2.  Non-Existence of Defaults.....................................................................20
     Section 7.3.  Litigation....................................................................................20
     Section 7.4.  No Material Adverse Changes...................................................................20
     Section 7.5.  Title to Collateral...........................................................................20
     Section 7.6.  Corporate Status..............................................................................20
     Section 7.7.  Subsidiaries..................................................................................21
     Section 7.8.  Power and Authority...........................................................................21
     Section 7.9.  Principal Place of Business...................................................................21
     Section 7.10.  Enforceability of the Loan Documents.........................................................21
     Section 7.11.  Taxes........................................................................................21
     Section 7.12.  Compliance with Laws.........................................................................21
     Section 7.13.  Consents.....................................................................................21
     Section 7.14.  Purpose......................................................................................22
     Section 7.15.  Condition of the Business....................................................................22
     Section 7.16.  Capital......................................................................................22
     Section 7.17.  Location of Collateral.......................................................................22
     Section 7.18.  Real Property................................................................................22


                                       i


     Section 7.19.  Warranties and Representations-Accounts......................................................22
     Section 7.20.  Solvency.....................................................................................23
     Section 7.21.  Business Locations; Agent for Process........................................................23
     Section 7.22.  Warranties and Representations-Inventory & Parts.............................................23
     Section 7.23.  Reaffirmation................................................................................23
     Section 7.24.  Survival of Representations and Warranties...................................................23
Section 8.  BORROWER'S COVENANTS.................................................................................24
     Section 8.1.  Affirmative Covenants.........................................................................24
Section 9.  FINANCIAL COVENANTS..................................................................................29
     Section 9.1.  Amounts.......................................................................................29
     Section 9.2.  Certain Definitions...........................................................................30
     Section 9.3.  Covenant Compliance Certificate...............................................................31
Section 10.  NEGATIVE COVENANTS..................................................................................31
     Section 10.1.  Change of Name, Etc..........................................................................31
     Section 10.2.  Sale or Transfer of Assets...................................................................32
     Section 10.3.  Change in Control............................................................................32
     Section 10.4.  Encumbrance of Assets........................................................................32
     Section 10.5.  False Certificates or Documents..............................................................32
     Section 10.6.  Assignment...................................................................................32
     Section 10.7.  Transactions with Affiliates.................................................................32
     Section 10.8.  Loans by Borrower............................................................................32
     Section 10.9.  Fiscal Year; Accounting Methods..............................................................32
     Section 10.10.  Total Debt..................................................................................32
     Section 10.11.  Adverse Transactions........................................................................33
     Section 10.12.  Guaranties..................................................................................33
     Section 10.13.  Bill-and-Hold Sales, Etc....................................................................33
     Section 10.14.  Margin Securities...........................................................................33
Section 11.  DEFAULT/REMEDIES....................................................................................33
     Section 11.1.  Events of Default............................................................................33
     Section 11.2.  Rights and Remedies..........................................................................36
Section 12.  SALE OF COLLATERAL..................................................................................37
Section 13.  INDEMNIFICATIONS....................................................................................38
Section 14.  CUSTOMER ACCOUNT LINK...............................................................................38
     Section 14.1.  Access to DFS' System........................................................................38
     Section 14.2.  Borrower's Account...........................................................................39
     Section 14.3.  ACH Payment and Authorization................................................................39
     Section 14.4.  General Use Restrictions.....................................................................39
     Section 14.5.  Limitation of Liability for ACH Debits.......................................................39
     Section 14.6.  Warranty.....................................................................................40
     Section 14.7.  Confidentiality..............................................................................40
Section 15.  OTHER TERMS.........................................................................................40
     Section 15.1.  Amendment, Changes and Modification..........................................................40
     Section 15.2.  Binding Effect...............................................................................40
     Section 15.3.  Broker Fee...................................................................................40
     Section 15.4.  Entire Agreement.............................................................................41
     Section 15.5.  Headings.....................................................................................41
     Section 15.6.  Incorporation by Reference...................................................................41
     Section 15.7.  Interpretation...............................................................................41
     Section 15.8.  Notices......................................................................................41
     Section 15.9.  No Third Party Beneficiary Rights and Reliance...............................................42
     Section 15.10.  Protection or Preservation of Collateral....................................................42
     Section 15.11.  Relationship of the Parties.................................................................42
     Section 15.12.  Reversal of Payments........................................................................42

                                       ii

     Section 15.13.  Severability................................................................................42
     Section 15.14.  Maximum Interest............................................................................42
     Section 15.15.  Waivers by DFS..............................................................................43
     Section 15.16.  Survival....................................................................................43
     Section 15.17.  Participations; Assignments.................................................................43
     Section 15.18.  Counterparts................................................................................43
     Section 15.19.  Information.................................................................................43
     Section 15.20.  Release.....................................................................................43
     Section 15.21.  Miscellaneous...............................................................................43
     Section 15.22.  Waivers by Borrower.........................................................................44
     Section 15.23.  NO ORAL AGREEMENTS..........................................................................44
     Section 15.24.  Use of Counsel and Receipt of Agreement.....................................................44
     Section 15.25.  Facsimiles, Etc.............................................................................44
     Section 15.26.  Power of Attorney...........................................................................45
Section 16.  BINDING ARBITRATION.................................................................................45
     Section 16.1.  Arbitrable Claims............................................................................45
     Section 16.2.  Administrative Body..........................................................................46
     Section 16.3.  Discovery....................................................................................46
     Section 16.4.  Exemplary or Punitive Damages................................................................46
     Section 16.5.  Confidentiality of Awards....................................................................46
     Section 16.6.  Prejudgment and Provisional Remedies.........................................................46
     Section 16.7.  Attorneys' Fees..............................................................................47
     Section 16.8.  Limitations..................................................................................47
     Section 16.9.  Survival After Termination...................................................................47

Section  17.   INVALIDITY/UNENFORCEABILITY   OF  BINDING  ARBITRATION.  IF  THIS AGREEMENT IS FOUND TO
BE NOT SUBJECT TO ARBITRATION,  ANY LEGAL  PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A
COURT OF COMPETENT  JURISDICTION  BY A JUDGE  WITHOUT A JURY.  BORROWER  AND DFS WAIVE ANY RIGHT TO A
JURY TRIAL IN ANY SUCH PROCEEDING................................................................................47
Section 18.  GOVERNING LAW.......................................................................................47


                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


This Amended and Restated Loan and Security Agreement amends and replaces in its entirety that certain Loan and Security Agreement entered into as of the 31st day of January 2000, as amended as of January 16, 2001, ("Agreement") by and between Deutsche Financial Services Corporation ("DFS") and TRAVIS BOATS & MOTORS, INC. a Texas corporation; TBC Arkansas, Inc. a Arkansas corporation; Travis Boating Center Arlington, Inc. a Texas corporation; Travis Boating Center Beaumont, Inc. a Texas corporation; Travis Boating Center Oklahoma, Inc. a Texas corporation; Travis Boating Center Tennessee, Inc. a Texas corporation; Travis Snowden Marine, Inc. a Texas corporation; Falcon Marine, Inc. a Texas corporation; Falcon Marine Abilene, Inc. a Texas corporation; Travis Boating Center Alabama, Inc. a Texas corporation; Travis Boating Center Louisiana, Inc. a Louisiana corporation; Travis Boats & Motors Baton Rouge, Inc. a Louisiana corporation; and Travis Boating Center Mississippi, Inc. a Texas corporation; Travis Boating Center Little Rock, Inc., an Arkansas corporation; Red River Marine Arkansas, Inc., an Arkansas corporation; Shelby Marine Center, Inc., a Tennessee corporation; and Shelby Marine Pickwick, LLC, a Tennessee limited liability corporation

(individually, collectively, jointly and severally "Borrower").

EFFECTIVE DATE:                December 10, 2001
                                    RECITALS

         WHEREAS, Borrower has consistently failed to meet the certain financial covenants set forth in the Agreement; and

         WHEREAS, DFS has consistently notified Borrower of the defaults caused by the financial covenant breaches, but DFS has also continued to provide financing to Borrower while negotiating revised financial covenants and other terms to reduce the credit risk to DFS and under which DFS is willing to provide ongoing financing to Borrower; and

         WHEREAS, DFS has agreed to forbear from exercising its remedies under the Agreement as a result of the defaults and to provide a discretionary financing facility to Borrower under the terms set forth herein.

         NOW,   THEREFORE,   in  consideration   of  the  premises,   and  other
consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower agrees that the Agreement is amended to read as follows:


*** indicates Confidential Treatment Requested. The Redacted Material has been filed with the Commission.

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


Section 1. DEFINITIONS

         Terms defined in this Agreement shall have initial capital letters. Those terms are defined below, in this Section 1, and elsewhere in this Agreement. All financial and accounting terms used herein and not otherwise defined, shall be defined in accordance with GAAP.

         "AAA" shall have the meaning set forth in Section 16.2.

         "Account Debtor" shall mean any Person who is or who may become obligated to Borrower under, with respect to, or on account of an Account, general intangible or other Collateral.

         "Accounts" shall have the meaning given to that term in the UCC, and, to the extent not included therein, shall also mean all accounts, leases, contract rights, chattel paper, general intangibles, choses in action and instruments, including any Lien or other security interest that secures or may secure any of the foregoing, plus all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing, now owned or hereafter acquired by Borrower, in each case arising from all: (1) Floorplan Inventory, (2) Used Inventory, (3) Parts, and (4) sales and sale-leasebacks of real estate owned by any Borrower or Subsidiary (net of first liens and expenses paid through escrow).

         "Affiliates" shall mean: (i) any individual who is an officer or director of a Person; and (ii) any Person who directly or indirectly controls, is controlled by, or is under common control or ownership with, another Person. For the purposes of this definition, the term "control" shall mean the ownership of or the ability to direct or control 10% or more of the beneficial interest in the applicable entity.

         "Agreement" shall mean this Loan and Security Agreement, and any amendments hereto.

         "Average Daily Balance" shall have the meaning set forth in Section 2.5.5.

         "Borrowing Base" shall mean, as of any date of determination, an amount equal to the sum of: (a) the Eligible Account Availability; plus (b) the Eligible Used Inventory Availability; plus (c) Eligible Parts Availability.

         "Borrowing  Base  Certificate"  shall  have the  meaning  set  forth in
Section 2.3.1.

         "Business" shall mean the sale of marine inventory.

         "Business Day" shall mean any day other than Saturdays, Sundays, legal holidays designated by Federal law, and any other day on which DFS' office is closed.

         "Cash Infusion" shall mean any cash infusion into the Borrowers by any Person in the form of equity or Subordinated Debt pursuant to Subordinated Debt Documents.

         "Collateral" shall mean all items described in Section 5.1.

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


         "Cost" shall mean the original invoice price of Inventory or Parts, as applicable, net of all discounts, plus (in the case of Inventory only) applicable freight.

         "Credit Facility" shall have the meaning set forth in Section 2.1.

         "Daily Contract Balance" shall have the meaning set forth in Section 2.5.3.

         "Daily Rate" shall have the meaning set forth in Section 2.5.5.

         "Debt" shall mean all of Borrower's liabilities and indebtedness of any kind and nature whatsoever other than Subordinated Debt whether direct or indirect, absolute, contingent (but only to the extent that GAAP would require such contingent liability to be listed on the Borrower's balance sheet rather than the footnotes), and including obligations under capitalized leases, guaranties (but only to the extent that GAAP would require the liability under such guaranty to be listed on the Borrower's balance sheet rather than in the footnotes) or with respect to which Borrower has pledged assets to secure performance, whether or not direct recourse liability has been assumed by Borrower.

         "Default" shall have the meaning set forth in Section 12.

         "Default  Interest  Rate"  shall have the  meaning set forth in Section
2.8.

         "DFS Companies" shall have the meaning set forth in Section 16.1.

         "Disputes" shall have the meaning set forth in Section 16.1.

         "Effective Date" shall mean the date set forth in the heading on page 1 of this Agreement.

         "Electronic  Transfers"  shall  have the  meaning  set forth in Section
2.5.4.

         "Eligible Accounts" shall mean all Accounts that are not Ineligible Accounts.

         "Eligible Inventory" means Borrower's Eligible Used Inventory as defined herein.

         "Eligible   Inventory   Availability"  shall  mean  the  Eligible  Used
Inventory Availability (as defined in Section 2.3.3).

         "Eligible Parts Inventory" shall mean all Parts owned by Borrower free and clear of all Liens of any third parties, except for the Permitted Liens, that are in good, new and salable condition and that do conform to the representations and warranties of Section 7.22 of this Agreement and that are not Ineligible Parts.

         "Eligible  Parts  Availability"  shall  have the  meaning  set forth in
Section 2.3.4.

         "Eligible Used Inventory" shall mean shall mean Borrower's Inventory not purchased directly from the manufacturer thereof or previously sold at retail, which is held for sale, but not rental or lease, that is owned by Borrower free and clear of all Liens, security interests and encumbrances of any third parties, except for the Permitted Liens, that is not obsolete or

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


unmerchantable, that is in good and salable condition that conforms to the representations and warranties of Section 7.22 of this Agreement, and which DFS deems, in its reasonable discretion, to be acceptable for financing; provided, however, that Inventory will only be Eligible New Inventory for so long as it has been owned by Borrower *** days or less.

         "Equipment" shall have the meaning as given to that term in the UCC, and, to the extent not included therein, shall also mean all equipment, machinery, trade fixtures, furnishings, furniture, supplies, materials, tools, machine tools, office equipment, appliances, apparatus, parts and all attachments, replacements, substitutions, accessions, additions and improvements to any of the foregoing.

         "Excess Advances" shall have the meaning given in Section 2.4.

         "FAA" shall have the meaning set forth in Section 16.5.

         "Floorplan Inventory" shall mean Inventory the acquisition of which was financed by DFS for Borrower pursuant to Section 2.2 from Vendors which have a program with, and are in good standing with, DFS.

         "Floorplan Inventory Loan" shall have the meaning set forth in Section 2.2.

         "GAAP"   shall   mean   generally   accepted   accounting   principles,
consistently applied.

         "Guarantor" shall mean a guarantor of any of the Obligations.

         "Indemnified  Liabilities"  shall have the meaning set forth in Section
14.

         "Indemnitees" shall have the meaning set forth in Section 14.

         "Ineligible Accounts" shall mean: (a) Accounts created from the sale of goods and services on non-standard terms and/or that allow for payment to be made more than thirty (30) days from date of sale; (b) Accounts unpaid more than ninety (90) days from date of invoice; (c) all Accounts of any Account Debtor if fifty percent (50%) or more of the outstanding balance of such Accounts are unpaid more than ninety (90) days from the date of invoice; (d) Accounts for which the Account Debtor is an officer, director, shareholder, partner, member, owner, employee, agent, parent, Subsidiary, or Affiliate of, or is related to, Borrower or has common shareholders, officers, directors, owners, partners or members with Borrower; (e) consignment sales; (f) Accounts for which the payment is or may be conditional; (g) Accounts for which the Account Debtor is not a commercial or institutional entity or is not a resident of the United States or Canada; (h) Accounts with respect to which any warranty or representation provided in Section 7.19 is not true and correct; (i) Accounts which represent goods used for demonstration purposes or loaned by Borrower to another party;
(j) Accounts which are progress payment, barter, or contra accounts; and (k) any and all other Accounts which DFS deems to be ineligible.

         "Ineligible Parts" shall means Parts: (a) against which any balance is owed thereon to any manufacturer or supplier thereof; (b) that are included in any work-in-process; (c) which are obsolete; (d) not owned by Borrower free and

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


clear of all Liens of any third parties, except for the Permitted Liens; (e) that are not in good, new and salable condition; (f) that do not conform to the representations and warranties of Section 7.22 of this Agreement; or (g) which DFS deems to be ineligible.

         "Intangibles" shall have the meaning set forth in Section 9.2.

         "Inventory" shall have the meaning given to that term in the UCC, and, to the extent not included therein, shall also mean all of Borrower's merchandise, materials, whole goods, finished goods, work-in-process, component materials, packaging, shipping materials, parts and other tangible personal property, now owned or hereafter acquired and held for sale or which contribute to the finished products or the sale, promotion, storage and shipment thereof, whether located at facilities owned or leased by Borrower, or in the course of transport to or from facilities owned or leased by Borrower.

         "Lien" shall mean any security interest, mortgage, pledge, lien, hypothecation, judgment lien or similar legal process, charge, encumbrance, title retention agreement or analogous instrument or device (including, without limitation, the interest of lessors under capitalized leases and the interest of a vendor under any conditional sale or other title retention agreement), reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting any of Borrower's property.

         "Loan" shall mean any advance made to or for the benefit of Borrower pursuant to this Agreement, including but not limited to any Floorplan Inventory Loan and any Revolving Credit Loan.

         "Loan Documents" shall mean all documents executed by Borrower pursuant to any financial accommodation between Borrower and DFS and all documents entered into in connection with the transaction herein contemplated. The term "Loan Documents" includes, but is not limited to, this Agreement, all financing statements, all pledges, mortgages, deeds of trust, leasehold mortgages, security agreements, guaranties, assignments, subordination agreements, and any future or additional documents or writings executed under the terms of this Agreement or any amendments or modifications hereto.

         "Material Adverse Change" shall mean as to Borrower, any Guarantor and with respect to any event or occurrence whatsoever (including, without limitation, any adverse determination in any litigation, arbitration, investigation or proceeding), a material adverse change on the business, operations, revenues, financial condition, property or business prospects of Borrower or any Guarantor, or a material adverse change on the ability of Borrower or any Guarantor to timely pay or perform any of Borrower's or any such Guarantor's Debt taken generally as a whole, or in the case of Borrower specifically, the ability of Borrower to pay or perform any of Borrower's Obligations to DFS, or in the case of any Guarantor specifically, the ability of any Guarantor to pay or perform any Obligations to DFS which are guarantied by the Guarantor.

         "Monthly Reports" shall have the meaning given in Section 2.11.1.

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


         "Net Book Value" shall mean Borrower's Cost of Inventory, net of accumulated depreciation (exclusive of discounts, rebates, credits, incentive payments and all other general intangibles relating thereto).

         "Obligations" shall mean all liabilities and Debt of any kind and nature whatsoever now or hereafter arising, owing, due or payable from Borrower (and/or any of its Subsidiaries and Affiliates) to DFS, whether primary or secondary, joint or several, direct, contingent, fixed or otherwise, secured or unsecured, or whether arising under this Agreement, any other Loan Document or any other agreement now or hereafter executed by Borrower (or any of its Subsidiaries or Affiliates) and delivered to DFS. Obligations will include, without limitation, any third party claims against Borrower (or any of its Subsidiaries or Affiliates) satisfied or acquired by DFS. Obligations will also include all obligations of Borrower to pay to DFS: (a) any and all sums reasonably advanced by DFS to preserve or protect the Collateral or the value of the Collateral or to preserve, protect, or perfect DFS' security interests in the Collateral; (b) in the event of any proceeding to enforce the collection of the Obligations after a Default, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or expenses of any exercise by DFS of its rights, together with reasonable attorneys' fees, expenses of collection and court costs, as provided in the Loan Documents; and (c) any other indebtedness or liability of Borrower to DFS, whether direct or indirect, absolute or contingent, now or hereafter arising.

         "Other Reports" shall have the meaning set forth in Section 2.11.3.

         "Parts" shall mean all service and repair parts and accessories.

         "Permitted Liens" shall mean: (a) Liens for taxes, assessments or other governmental charges or levies not yet delinquent or which are being contested in good faith by appropriate action and as to which adequate reserves shall have been set aside in conformity with GAAP and which are, in addition, satisfactory to DFS in its reasonable discretion; (b) Liens of mechanics, materialmen, landlords, warehousemen, carriers and similar Liens arising in the future in the ordinary course of business for sums not yet delinquent, or being contested in good faith if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor and which are, in addition, satisfactory to DFS in its reasonable discretion; (c) statutory Liens incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security, and similar items for sums not yet delinquent or being contested in good faith, if a reserve or other appropriate provision in accordance with GAAP shall have been made therefor and which are, in addition, satisfactory to DFS in its reasonable discretion; (d) lessor's Liens arising from operating leases entered into in the ordinary course of business; (e) Liens arising from legal proceedings, so long as such proceedings are being contested in good faith by appropriate proceedings, appropriate reserves have been established therefor in accordance with GAAP and which are, in addition, satisfactory to DFS in its reasonable discretion, and so long as execution is stayed and bonded on appeal on all judgments resulting from any such proceedings; (f) Liens, acceptable to DFS, in favor of other of Borrower's secured parties, to the extent DFS has received an intercreditor/subordination agreement in form and substance acceptable to DFS, in DFS' sole discretion, from such other secured party; and (g) Liens in favor of DFS granted hereunder. Permitted Liens shall specifically exclude any lien in favor of Brunswick

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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


Corporation or any Subsidiary or division thereof or the holder of any Subordinated Debt.

         "Person" shall mean an individual,  a partnership,  a joint venture,  a
corporation,   a  trust,  a  limited   liability   company,   an  unincorporated
organization, and a government or any department or agency thereof.

         "Prime Rate" shall mean a fluctuating interest rate per annum equal to the highest of the prime, base or reference rates of interest announced publicly from time to time (whether or not charged in each instance) by JPMorganChase Bank (or any successor thereof) as such bank's prime, base, or reference rate per annum. For Floorplan Inventory Loans, the Prime Rate on the last day of a month shall be the Prime Rate for the following month. For Revolving Credit Loans, such Prime Rate will change and take effect on the day when such change is announced. If JPMorgan Chase Bank discontinues the practice of announcing or publishing a prime, base or reference rate during the term of this Agreement, then DFS may, in its reasonable judgment, designate a comparable bank and/or publicly announced rate to be thereafter used as a basis for determining Prime Rate. Borrower acknowledges that JPMorgan Chase Bank may extend credit at rates of interest less than its announced prime, base or reference rate.

         "Proceeds" means everything received upon the sale, lease, rental, transfer to a third party or other disposition of Collateral.

         "Revolving  Credit  Loan"  shall have the  meaning set forth in Section
2.3.

         "Statement of Transaction" shall mean a written disclosure sent by DFS to Borrower which sets forth, for each item of Floorplan Inventory and the underlying Floorplan Inventory Loan with respect to such Floorplan Inventory: the interest-free period to Borrower, if any; the annual percentage rate of interest, if any; required reductions in principal, if any; and other financing terms, if any.

         "Subordinated Debt" shall have the meaning set forth in Section 9.2.

         "Subordinated Debt Documents" shall mean all documents, in form and substance satisfactory to DFS, under which Borrower has borrowed funds from holders of any Subordinated Debt, including, without limitation, all note purchase agreements, promissory notes, all subordination agreements between the holder(s) of such Subordinated Debt and either DFS, Transamerica Commercial Finance Corporation, Brunswick Corporation or and other Person, and any similar documents or instruments.

         "Subsidiaries" shall mean any corporation other than Borrower in which a Person owns or controls greater than 50% of the voting securities, or any partnership or joint venture in which a Person owns or controls greater than 50% of the aggregate equitable interest. The term "Subsidiary" means any one of the Subsidiaries.

         "Tangible Net Worth" shall have the meaning set forth in Section 9.2.

         "Total Credit Limit" shall have the meaning set forth in Section 2.1.

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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


         "Total  Revolving  Credit  Limit"  shall have the  meaning set forth in
Section 2.3.

         "UCC" shall mean the Uniform Commercial Code as in effect in the states where the Collateral is located and the state where Borrower's chief executive office is located, and any successor statutes, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the UCC shall be construed to also refer to any successor sections.

         "Unmatured Default" shall mean: (a) any Default under Subsections 11.1.1, 11.1.4, 11.1.9, 11.1.10, 11.1.11, 11.1.12, 11.1.14, 11.1.15 or 11.1.16,
and (b) the existence of any Excess Advance which, but for the passage of time or notice, or both, under Subsection 2.4 hereof would be a Default.

         "Value" shall mean, (a) with respect to Eligible Used Inventory, the NADA Wholesale Value or Borrower's cost (excluding freight), whichever is less, from time to time; and (c) with respect to Eligible Parts, the Borrower's Cost (excluding freight).

         "Vendor"  shall  mean  each of  Brunswick  Corporation  and its  marine
Subsidiaries,   GenMar's  Larson  Cruisers  division,   and  such  other  marine
manufacturers and distributors as DFS may approve in its reasonable discretion.

Section 2. CREDIT FACILITY

         Section 2.1. Total Credit Facility. In consideration of Borrower's payment and performance of its Obligations and subject to the terms and conditions contained in this Agreement, DFS agrees to provide, and Borrower agrees to accept, a discretionary credit facility (the "Credit Facility") in an aggregate amount of up to (a) Forty-five Million Dollars ($45,000,00 through March 31, 2002, (b) Forty Million Dollars ($40,000,000) for the period of April 1, 2002 through June 30, 2002, and (c) Thirty Million Dollars ($30,000,000) on and after July 1, 2002 (the "Total Credit Limit"); *** . The Credit Facility shall be available in the form of Floorplan Inventory Loans and Revolving Credit Loans. No Loans need be made by DFS if Borrower is in Default or if there exists any Unmatured Default. This is an agreement regarding the extension of credit, and not the provision of goods or services.

         Section 2.2. Floorplan Loans.

                  Section 2.2.1. Inventory Floorplan Loan Limit.Subject to the terms of this Agreement, DFS may provide Loans to Borrower for Floorplan Inventory and financing approvals for Floorplan Inventory in transit from the Vendors (each advance being a "Floorplan Inventory Loan") up to an aggregate unpaid principal amount at any time not to exceed the difference between (i) the Total Credit Limit less (ii) outstanding Revolving Credit Loans ("Floorplan Inventory Loan Limit"). On and after September 1, 2002: DFS may at any time and without notice to Borrower: (a) elect not to finance under a Floorplan Inventory Loan any Inventory sold by particular Vendors who are in default of their obligations to DFS or who have not granted DFS acceptable repurchase terms for Floorplan Inventory; or (b) may at any time suspend or terminate the relationship or approval of any Vendor. DFS will use reasonable efforts to attempt to give Borrower prior notice of such

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          Confidential portions of this document have been redacted and filed separately with the Commission.


         suspension or termination. In the event that DFS suspends or terminates the relationship or approval of any Vendor or, through no fault of Borrower, any Vendor suspends or terminates the relationship or approval of DFS to provide manufacturer subsidized financing, and such suspension or termination by either DFS or any Vendor would have the effect of reducing the advance rate or requiring Borrower to pay interest sooner on any Collateral under any Floorplan Inventory Loan(s), then Borrower may inquire whether any other financing source may finance the affected Inventory at a higher advance rate or longer manufacturer subsidized period, and DFS may in its discretion (but shall not be required to) allow Borrower to finance such Inventory with such other financing source without Borrower paying DFS any penalty or early termination fee provided that Borrower has exhausted reasonable efforts to re-establish the previously suspended or terminated relationship between DFS and such Vendor.

                  Section 2.2.2. Payment Terms for Floorplan Inventory. Borrower will immediately pay DFS the principal indebtedness owed DFS on each item of Floorplan Inventory at any time financed by DFS on the earliest occurrence of any of the following events: (a) when such Floorplan Inventory is lost, stolen or damaged to the extent that such loss, theft or damage is not adequately insured under an insurance policy which names DFS as loss payee; or (b) when such Floorplan Inventory is sold to a retail buyer and the Borrower collects good funds from the buyer or a lender for the buyer, transferred to a third party (including a Subsidiary which is not a Borrower hereunder), otherwise disposed of; or (c) at the end of the term for which DFS provides financing for such Floorplan Inventory. If Borrower from time to time is required to make immediate payment to DFS of any past due obligation discovered during any Floorplan Inventory review, or at any other time, Borrower agrees that acceptance of such payment by DFS shall not be construed to have waived or amended the terms of its financing program. Any third party discount, rebate, bonus or credit granted to Borrower for any Floorplan Inventory will not reduce the debt Borrower owes DFS until DFS has received payment therefor in cash. Borrower will: (1) pay DFS even if any Floorplan Inventory is defective or fails to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Borrower has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer or renter of the Floorplan Inventory relating to the condition of, or any representations regarding, any of the Floorplan Inventory.

         Section 2.3. Revolving Credit Facility. Subject to the terms of this Agreement, DFS agrees, for so long as no Default exists, to provide to Borrower working capital financing (each advance being a "Revolving Credit Loan") on Eligible Used Inventory and Eligible Parts in the maximum aggregate unpaid principal amount at any time not to exceed the lesser of (i) the Borrowing Base and (ii) Five Million Five Hundred Thousand Dollars ($5,500,000)) ("Total Revolving Credit Limit"). A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, as provided in Section 4.1 hereof.

                  Section 2.3.1. Eligible Used Inventory. On receipt of each Borrowing Base Certificate, DFS will credit Borrower with the lesser of

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         (a) *** of the Value of Borrower's  Eligible Used  Inventory  listed in
         such  Borrowing  Base  Certificate,   and  (b)  Three  Million  Dollars
         ($3,000,000) ("Eligible Used Inventory Availability").

                  Section 2.3.2. Eligible Parts. On receipt of each Borrowing Base Certificate, DFS will credit Borrower with the lesser of (a) *** of the Value of Eligible Parts, and (b) Two Million Five Hundred Thousand Dollars ($2,500,000) (such lesser amount being called the "Eligible Parts Availability").


                  Section 2.3.3. Payment Terms for Revolving Credit Loans. Borrower will pay DFS the principal Debt on Used Eligible Inventory and Eligible Parts as provided in Section 2.4, Mandatory Prepayment, and
         Section 3.1.1, Early Termination. Borrower will also (1) make such payments on Eligible Used Inventory and Eligible Parts even if any Used Inventory or Parts are defective or fail to conform to any warranties extended by any third party; (2) not assert against DFS any claim or defense Borrower has against any third party; and (3) indemnify and hold DFS harmless against all claims and defenses asserted by any buyer or renter of the Used Inventory or Parts relating to the condition of, or any representations regarding, any of the Used Inventory or Parts. Borrower will repay to DFS all advances previously made on Accounts upon the earlier of (a) collection of such Accounts, or (b) any Account becoming an Ineligible Account.

         Section 2.4. Mandatory Prepayment. If at any time and for any reason the aggregate amount of outstanding Revolving Credit Loans exceeds the Borrowing Base or aggregate outstanding Loans exceed the Total Credit Limit ("Excess Advances"), Borrower will, within five (5) days after demand, repay an amount of the Loans made to it by DFS hereunder equal to such excess. In addition, Borrower shall, within five (5) days after demand by DFS, pay DFS whatever sums may be necessary from time to time to remain in compliance with the Total Credit Limit, the Total Revolving Credit Limit and the Floorplan Inventory Loan Limit, as such limits may change from time to time, including, without limitation, as a result of any Collateral no longer being deemed an Eligible Account, Eligible Used Inventory or Eligible Parts, or as a result of any change in the Value of any Eligible Used Inventory, or in the amount of any Eligible Account.

         Section 2.5. Interest; Calculation of Charges; Fees.

                  Section 2.5.1. Interest - Floorplan Inventory Loans. Borrower will pay interest to DFS on the Daily Floorplan Balance (as defined below) monthly in arrears as and if provided for in any Statement of Transaction to which Borrower does not object in writing to DFS within fifteen (15) days after a Statement of Transaction is mailed to Borrower on or before November 30, 2001 (provided, however, and notwithstanding any prior, current or future Statement of Transaction to the contrary, all Floorplan Loans on and before November 30, 2001 shall bear interest in an amount not less *** however, that at not time shall interest on Floorplan Inventory Loans be computed on a Prime Rate of less than *** percent (***%) per annum. If Borrower does not object to a Statement of Transaction: (a) the amount shown on such Statement of Transaction will, absent manifest error by DFS, be an account stated; (b) Borrower will have agreed to all rates, charges and other terms shown on such Statement of Transaction; (c) Borrower will have


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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


         agreed that the Lenders are financing the items of Inventory referenced in such Statement of Transaction at Borrower's request; and (d) such Statement of Transaction will be incorporated herein by reference, will be made a part hereof as if originally set forth herein, and will constitute an addendum hereto. If Borrower objects to a Statement of Transaction, DFS may either require immediate payment the Floorplan Inventory Loan represented by such Statement of Transaction to which Borrower has objected, or charge Borrower interest on such Floorplan Inventory Loan at the rates set forth below for, and as if such Floorplan Inventory Loan was, a Loan and Revolving Credit Loan.

                  Section 2.5.2. Interest - Revolving Credit Loans. Borrower will pay interest to DFS on the Daily Contract Balance (as defined below) monthly in arrears beginning on the Effective Date until all Revolving Credit Loans are paid in full in good funds. Subject to
         Section 2.13 of this Agreement, interest on the Revolving Credit Loans shall be calculated on the Average Daily Balance of Revolving Credit Loans at the rate equal to (a) the Prime Rate minus *** per annum on and before November 30, 2001, and (b) the Prime Rate *** ; provided, however, that at not time shall interest on Revolving Credit Loans be computed on a Prime Rate of less than *** per annum.

                  Section 2.5.3. Calculation of Charges. Such rates will: (i) be computed based on a 360 day year; (ii) be calculated with respect to each day by multiplying the Daily Rate (as defined below) by the Daily Contract Balance; and (iii) accrue from the date DFS initiates any Electronic Transfer (as defined in Section 2.5.4 below) or otherwise advances a Loan to or for the benefit of Borrower, until DFS receives full payment of the principal debt Borrower owes DFS in good funds.

                  Section 2.5.4. Method of Transfer. Revolving Credit Loans will be made by DFS if a request from Borrower is received before 12:00 noon St. Louis time by same day Fed Funds Wire Transfer ("Fed Wire"), or if a request from Borrower is received after such time, by Automated Clearing House ("ACH") (ACH and Fed Wire are collectively referred to as "Electronic Transfers").

                  Section 2.5.5. Definitions. The "Daily Rate" is the quotient of the applicable annual rate provided herein for Revolving Credit Loans or in any Statement of Transaction (for Floorplan Inventory Loans) divided by 360. The "Daily Contract Balance" is the amount of outstanding principal debt which Borrower owes DFS on the Revolving Credit Loans, or Floorplan Inventory Loans, at the end of each day (including the amount of all Electronic Transfers) after DFS has credited payments which it has received on the Revolving Credit Loans, or the Floorplan Inventory Loans. The "Average Daily Balance" is the quotient of: (a) the sum of the outstanding principal debt owed DFS on each day of a billing period for Revolving Credit Loans, or the Floorplan Inventory Loans, divided by (b) the actual number of days in such billing period.

                  Section 2.5.6. Fees.

                           Section 2.5.6.1. Non-Use of Credit Facility Fee. Borrower agrees to pay DFS a non-use of credit facility fee of *** per annum on the daily average of the unused amount of the

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                  Revolving  Credit Limit during the term of this  Agreement and any renewal term. Such non-use fee shall be payable quarterly in arrears and due pursuant to the monthly billing statement. Such unused amount of the Revolving Total Credit Limit shall
                  mean  the  difference   between  the  Revolving  Credit  Limit
                  available to Borrower from time to time and the Average Daily Balance of Revolving Credit Loans computed at the beginning and end of each month.

                           Section 2.5.6.2. Administration Fees. (a) Borrower agrees to pay DFS an administration and review fee of *** , in connection with DFS' administration of this facility and the periodic review, inspections and examinations made by DFS of the Inventory and Parts. (b) Borrower agrees to pay DFS an review fee *** for each review, inspection and examination of Borrower's Accounts and Borrower's books and records relating to any or all of the Collateral (even if Borrower has not borrowed against a particular category of Collateral). Such fees shall be payable quarterly in arrears and due pursuant to the applicable monthly billing statement. Borrower agrees that such fees are not interest but rather reimburses DFS for its out-of-pocket and allocated overhead expenses incurred in conducting such audits, reviews and examinations.

         Section 2.6. Billing Statement. DFS will send Borrower a monthly billing statement identifying all charges due on Borrower's account with DFS. The charges specified on each billing statement will be: (a) due and payable by the twentieth (20th) day of the month following the month for which the charges on such Billing Statement apply; provided, however, that if such payment is not timely received, DFS may make a Revolving Credit Loan to Borrower without a request by Borrower to pay the unpaid amount of such Billing Statement; and (b) an account stated, absent manifest error. DFS may adjust the billing statement at any time to conform to applicable law and this Agreement.

         Section 2.7. Loan Proceeds. The parties intend that all indebtedness incurred hereunder shall be governed exclusively by the terms of this Agreement and the other Loan Documents, and shall not, unless requested by DFS, be evidenced by notes or other evidences of indebtedness. Upon any such request, Borrower will immediately execute and deliver any such note or other evidence reasonably requested by DFS which is consistent with the terms of this Agreement. Any fees, charges or expenses charged to DFS by any bank for payments made by DFS at Borrower's request shall be immediately payable by Borrower. All advances and other obligations of Borrower made hereunder will constitute a single obligation.

         Section 2.8. Default Interest Rate. If a Default occurs under Subsections 11.1.1, 11.1.2 and/or 11.1.3, which is not cured within the applicable curing period, DFS may then without prior demand, raise the rate of interest accruing on the disbursed unpaid principal balance of any Loan by three percentage points (3%) above the rate of interest otherwise applicable (the "Default Interest Rate"), whether or not DFS elects to accelerate the unpaid principal balances as a result of a Default. DFS will use reasonable efforts to attempt to notify Borrower before imposing the Default Interest Rate Additionally, all Obligations of Borrower described in clauses (a) and (b) of the definition thereof shall bear interest at the Default Interest Rate.

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                     filed separately with the Commission.


         Section 2.9. Interest Rate After Certain Events. If a judgment is entered against Borrower for sums due under any of the Obligations, as applicable, the amount of the judgment entered (which may include principal, interest, reasonable attorneys' fees and costs) shall bear interest at the judgment rate as permitted under applicable law as of the date of entry of the judgment.

         Section 2.10. Verification Rights of DFS. DFS may, without notice to Borrower and at any time or times hereafter verify the validity, amount or any other matter relating to any Account by mail, telephone or other means, in the name of Borrower or DFS.

         Section 2.11. Reports.

                  Section 2.11.1. Weekly Reports. Borrower agrees to provide to DFS by Noon Eastern Time on Monday of every week a Borrowing Base certificate as of not later than the end of business on the previous Friday.

                  Section 2.11.2. Monthly Reports. Borrower agrees to provide to DFS by the fifteenth (15th) day of each month, or more frequently if requested by DFS, in each case as of the last day of the immediately prior month, each of the following: (a) Borrowing Base Certificate; (b) listing of each unit of New Inventory and Used Inventory, together with the date of purchase and Cost thereof; (c) listing of all Parts; and
         (d) aging of all accounts receivable (the "Monthly Reports").

                  Section 2.11.3. Updated Borrowing Base Certificates. Borrower will provide DFS with updated Borrowing Base Certificates as required pursuant to Section 4.1 hereof.


                  Section 2.11.4. Covenant Compliance Certificates. Borrower will provide to DFS Covenant Compliance Certificates as required pursuant to Section 9.3 hereof.


                  Section 2.11.5. Other Reports. Borrower agrees to provide DFS any other report or information reasonably requested by DFS within five
         (5) Business Days after each request therefor by DFS (the "Other Reports").

                  Section 2.11.6. Accuracy of Reports. The Biweekly Reports, Monthly Reports, Borrowing Base Certificates and the Other Reports will be true and correct in all respects. Borrower acknowledges DFS' reliance on the truthfulness and accuracy of each Monthly Report, Borrowing Base Certificate and the Other Reports.

         Section 2.12. Establishment of Reserves. (a) Notwithstanding the foregoing provisions of Section 2.3, DFS shall have the right to establish reserves against the value of any or all Collateral in such amounts, and with respect to such matters, as DFS shall deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under
Section  2.3,  including,   without  limitation,   with  respect  to  (i)  price


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adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business;
(ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against Borrower as Revolving Credit Loans under any section of this Agreement; and (v) such other matters, events, conditions or contingencies as to which DFS, in its sole, reasonable credit judgment determines reserves should be established from time to time hereunder.

         (b) In the event that DFS establishes any reserves pursuant to the foregoing paragraph which would have the effect of reducing the advance rate on any Collateral from those set forth in Section 2.3, as it may be amended from time to time by agreement of Borrower and DFS, then Borrower may inquire whether any other financing source may finance the affected Collateral at a higher advance rate, and DFS may in its discretion (but shall not be required to) allow Borrower to finance such Collateral with such other financing source without Borrower paying DFS any penalty or any early termination fee.

         Section 2.13. Collections. Borrower will, as long as any Loans remain outstanding, notify all Account Debtors to remit all collections on Accounts to a bank account or bank accounts designated by DFS ("Lockbox"). All funds in such bank accounts may be used by Borrower until an Unmatured Default occurs or any other Default occurs and is not cured within the applicable curing period. After an Unmatured Default occurs or any other Default occurs and is not cured within the applicable curing period, at the discretion of DFS all funds in such bank accounts may immediately become the property of DFS. Borrower shall obtain the agreement of such banks to acknowledge that DFS has been granted sole control of such Lockbox and to waive any offset rights against the funds so deposited. Until delivery to such bank account(s), Borrower will keep such remittances separate and apart from Borrower's own funds so that they are capable of identification. Upon the occurrence of an Unmatured Default or the occurrence of any other Default which is not cured within the applicable curing period, all such funds not immediately deposited into such bank account(s) will also be held in trust for DFS. Upon the occurrence of an Unmatured Default or following any other Default which is not cured within the applicable curing period, unless and until DFS' notifies Borrower, such bank(s) and Account Debtors to the contrary, DFS may: (i) notify such bank(s) to only process withdrawals, checks, drafts and other transfers requested by DFS, and (ii) notify any Account Debtor of the assignment of Accounts and collect the same. All proceeds received or collected by DFS with respect to Accounts, and reserves and other property of Borrower in possession of DFS at any time or times hereafter, may be held by DFS without interest to Borrower until all Obligations are paid in full or applied by DFS on account of the Obligations. DFS may release to Borrower such portions of such reserves and proceeds as DFS may determine.

         Section 2.14. Advancements. If Borrower fails to (a) perform any of the affirmative covenants contained herein, (b) protect or preserve the Collateral or (c) protect or preserve the status and priority of the Liens and security interest of DFS in the Collateral, DFS may make advances to perform those obligations. DFS will use reasonable efforts to give Borrower notice prior to making such advancement. All sums so advanced will be due and payable upon demand and will immediately upon advancement become secured by the security interests created by this Agreement and will be subject to the terms and provisions of this Agreement and all of the Loan Documents. DFS may add all sums so advanced, plus any reasonable expenses or costs incurred by DFS, including

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          Confidential portions of this document have been redacted and
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reasonable  attorney's  fees, as  outstanding  Loans as DFS may designate in its sole discretion. The provisions of this Section will not be construed to prevent the institution of rights and remedies of DFS upon the occurrence of a Default.
Any  provisions  in  this  Agreement  to  the  contrary   notwithstanding,   the
authorizations contained in this Section will impose no duty or obligation on DFS to perform any action or make any advancement on behalf of Borrower and are for the sole benefit and protection of DFS.

         Section 2.15. Continuing Requirements - Accounts. Borrower will not permit or agree to any extension in excess of sixty (60) days, compromise or settle or make any change to any Account except in the ordinary course of business. Upon the occurrence of an Unmatured Default or following any other Default which is not cured within the applicable curing period, Borrower will:
(a) if from time to time  required  by DFS,  immediately  upon  their  creation, deliver to DFS reprints of all invoices, delivery evidences and other such documents relating to each Account; (b) affix appropriate endorsements or assignments upon all such items of payment and proceeds so that the same may be properly deposited by DFS to DFS' account; (c) immediately notify DFS in writing which Accounts may be deemed Ineligible Accounts; and (d) mark all chattel paper and instruments now owned or hereafter acquired by it to show that the same are subject to DFS' security interest and immediately thereafter deliver such chattel paper and instruments to DFS with appropriate endorsements and assignments to DFS.

Section 3. TERM OF AGREEMENT

         Section 3.1. Termination. DFS may terminate this Agreement at any time by written notice to Borrower as follows: (a) if Borrower is not in default hereunder, 90 days prior notice of termination is reasonable and sufficient (although this provision shall not be construed to mean that shorter periods may not, in particular circumstances, also be reasonable and sufficient); or (b) is in default hereunder, no prior notice of termination is required. This Agreement will continue in full force and effect and be non-cancelable by Borrower until January 31, 2003.

         Section  3.1.1.  Early  Termination.  Notwithstanding  anything in this
Section 3 to the contrary Borrower may terminate this Agreement prior to such date if Borrower: (a) gives DFS at least 90 days written notice to DFS; (b) pays to DFS all Obligations; and (c) pays to DFS an amount equal to *** .

                  No such early termination fee will be payable if this Agreement is terminated: (1) at the request of the Borrower at any time after November 1, 2002 or (2) due to any Default other than a payment default under Sections 11.1.1 - 11.1.4 hereof, or a financial covenant default under Section 11.1.8 hereof. However, such fee will be payable by Borrower if this Agreement is terminated on account of Borrower taking any action(s), or failing to take any action(s), which Borrower knew or reasonably should have known at the time that such action(s) or inaction would directly or indirectly cause or result in a Default pursuant to any of Sections 11.1.1 - 11.1.4 or 11.1.8 hereof, unless DFS agrees to waive such fee. Termination on any date other than the anniversary date will not entitle Borrower to a refund of any fee. DFS shall be entitled to payment of all fees upon Default by Borrower which would have been payable during the original term of this Agreement, or

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          Confidential portions of this document have been redacted and
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         any  extension  thereof,  but for  such  early  termination  (provided, however, that if DFS is paid in full audit and appraisal fees will be waived for audits and appraisal not then begun). These accelerated fees represent liquidated damages and are not a penalty. Any such written notice of termination delivered by Borrower and to DFS shall be irrevocable. Notwithstanding anything in Sections 2.2.1 or 2.12 to the contrary, it is understood that Borrower may elect to terminate this Agreement in its entirety only, no section or lending facility may be terminated singly.

         Section 3.2. Effect of Termination. Borrower will not be relieved from any Obligations to DFS arising out of DFS' advances or commitments made before the effective termination date of this Agreement. DFS will retain all of its rights, interests and remedies hereunder until Borrower has paid all of Borrower's Obligations to DFS. All waivers set forth within this Agreement will survive any termination of this Agreement.

Section 4. BORROWING AND REPAYMENT PROCEDURES

         Section 4.1. Borrowing Procedures.

                  Section 4.1.1. Generally. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (a) Borrower may give DFS written notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date; (b) the becoming due of any amount required to be paid under this Agreement as interest shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest; and (c) the becoming due of any other Obligations shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount then so due. For purposes of subpart (a) above, Borrower agrees that DFS may rely and act upon any request for a Revolving Credit Loan from any individual who DFS, absent gross negligence or willful misconduct, believes to be a representative of Borrower. Borrower will monitor the Borrowing Base and submit to DFS an updated Borrowing Base Certificate if the Borrowing Base does not equal or exceed the Revolving Credit Loan request.

                  Section 4.1.2. Conditions Precedent to Each Loan. Without limiting the applicability of the conditions precedent set forth in
         Section 6 below to DFS' obligation to make any Loan, the obligation of DFS to make any Loan shall be subject to the further conditions precedent that, on the date of each such Loan:

                           Section 4.1.2.1. The following statements shall be true: (a) the representations and warranties contained in
                  Section 7 hereof are materially correct (except that the representations and warranties contained in Section 7.5, Title to Collateral, Section 7.7, Subsidiaries, Section 7.9, Place of Business, Section 7.17, Location of Collateral, Section 7.20, Solvency, and Section 7.23, Reaffirmation, shall be absolutely true and correct) on and as of the date of such


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                  Loan as  though  made on and as of such  date,  and (b)  there exists no Default or Unmatured Default, nor would any Default or any Unmatured Default result from the making of the Loan requested by Borrower;

                           Section 4.1.2.2. Borrower shall have signed and sent to DFS, if DFS so requests, a request for advance, setting forth in writing the amount of the Revolving Credit Loan requested; provided, however, that the foregoing condition precedent shall not prevent DFS, if it so elects, in its sole discretion, from making a Revolving Credit Loan pursuant to Borrower's non-written request therefor;

                           Section 4.1.2.3. DFS shall have received such other approvals, opinions or documents as it may reasonably request.

                  Borrower agrees that the making of a request by Borrower for a Loan, shall constitute a certification by Borrower and the Person(s) executing or giving the same that all representations and warranties of Borrower herein (other than under Sections 7.5, 7.7, 7.9, 7.17, 7.20, and 7.23 which shall be absolutely true and correct) are materially true as of the date thereof and that all required material conditions to the making of the Loan have been met.

         Section 4.2. All Loans One Obligation. All Obligations of Borrower to DFS under this Agreement and all other agreements between Borrower and DFS shall constitute one obligation to DFS secured by the security interest granted in this Agreement, and by all other Liens heretofore, now, or at any time or times hereafter granted by Borrower. All of the rights of DFS set forth in this Agreement shall apply to any modification of or supplement to this Agreement, or Exhibits hereto, unless otherwise agreed in writing.

         Section 4.3. Payments of Principal and Interest. All payments and amounts due hereunder by Borrower shall be made or be payable without set-off or counterclaim and shall be made to DFS on the date due at its office(s) responsible for Borrower's account, or at such other place which DFS may reasonably designate to Borrower in writing. Whenever any payment to be made hereunder shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the computation of payment of interest or any fees and shall not result in a late payment fee.

         Section 4.4. Collection Days. All payments and all amounts received hereunder will be credited by DFS to Borrower's account (a) on the day good funds are received by Fed Wire transfer or ACH or (b) two (2) Business Days after deposit of a paper check into DFS' bank account.

Section 5. SECURITY FOR THE OBLIGATIONS

         Section 5.1. Grant of Security Interest. To secure payment of all of Borrower's current and future Obligations and to secure Borrower's performance of all of the provisions under this Agreement and the other Loan Documents, Borrower grants DFS a security interest in all of Borrower's personal property, including, without limitation, all inventory, accounts, tangible and electronic chattel paper, instruments, investment property, deposit accounts, documents, letter of credit rights and other supporting obligations and general intangibles; all whether now owned or hereafter acquired and wherever located,

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          Confidential portions of this document have been redacted and
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all  attachments,   accessories,   accessions,  parts,  returns,  repossessions,
exchanges, substitutions and replacements thereto, and all proceeds thereof. All such assets are collectively referred to herein as the "Collateral." All such terms for which meanings are provided in the Uniform Commercial Code as amended from time to time in the applicable state are used herein with such meanings. All Collateral financed by DFS or against which DFS has loaned monies, and all proceeds thereof, will be held in trust by Borrower for DFS, with such proceeds being payable in accordance with this Agreement. Borrower covenants with DFS that DFS may realize upon all or part of any Collateral in any order it desires and any realization by any means upon any Collateral will not bar realization upon any other Collateral. Borrower's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder.

         Section 5.2. Future Advances. DFS' security interests shall secure all current and all future advances to Borrower made by DFS under the Loan Documents.

         Section 5.3. Financing Statements. Borrower shall execute and deliver to DFS for the benefit of DFS such financing statements, certificates of title and original documents as may be reasonably required by DFS with respect to DFS' security interests. Section 5.4. Further Assurances. Borrower will execute and deliver to DFS, at such time or times as DFS may request, all financing statements, security agreements, assignments, certificates, affidavits, reports, schedules, and other documents and instruments that DFS may reasonably deem necessary to perfect and maintain perfected DFS' security interests in the Collateral and to fully consummate the transactions contemplated under all Loan Documents. All reasonable filing, recording or registration fees shall be payable by Borrower.

Section 6. CONDITIONS PRECEDENT

         All duties and obligations of DFS under the Loan Documents on the Effective Date, are specifically subject to the full satisfaction by Borrower of the conditions precedent set forth below. All duties and obligations of DFS under the Loan Documents during the term of this Agreement are specifically subject to the full and continued satisfaction by Borrower of the conditions set forth in Sections 6.1.2, 6.1.3, 6.1.4, 6.1.5 and 6.1.10.

         Section 6.1. Conditions Precedent. The following conditions must be satisfied as of the date DFS makes its first advance of funds to or for the benefit of Borrower under this Agreement ("First Funding Date"):

                  Section 6.1.1. DFS' Counsel. DFS' counsel must approve of all matters pertaining to (a) title to the Collateral; (b) the form, substance and due execution of all Loan Documents; (c) Borrower's organizational documents; and (d) all other legal matters, including the application of any laws relating to usury.

                  Section 6.1.2. No Material Adverse Change. There must not have been any Material Adverse Change, between September 30, 1998 and the First Funding Date, or between the First Funding Date and the date on

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          Confidential portions of this document have been redacted and filed separately with the Commission.


         which any subsequent advance is made in the condition of Borrower, the condition of the Business, the value and condition of the Collateral, the structure of Borrower other than as contemplated herein, or in the financial information, audits and the like obtained by DFS.

                  Section 6.1.3. Perfected Liens. DFS shall have a perfected first priority Lien and security interest in (a) all Inventory of Borrower, (b) all Proceeds of such Inventory and all Accounts of Borrower, subject only to the Permitted Liens.

                  Section 6.1.4. Insurance. Borrower shall provide DFS with certificates of insurance evidencing that Borrower has obtained the insurance as required in Section 8.1.2.


                  Section 6.1.5. Laws. Borrower and its Subsidiaries shall be in compliance with all applicable laws and governmental regulations, including, but not limited to, all Environmental Laws, the failure to comply with which would have a material adverse change on Borrower, its Subsidiaries or the Business.

                  Section 6.1.6. Other Documents. Such other documents, guaranties, certificates, submissions, insurance policies and other matters as reasonably requested by DFS relating to the transaction herein contemplated.

                  Section 6.1.7. Officer's Certificate. In the form attached hereto as Exhibit 6.1.7 compliance with all of the terms and conditions in the Loan Documents.

                  Section 6.1.8. Pre-closing Expenses. Borrower shall pay to DFS all reasonable fees and expenses required under this Agreement that are due on or before the Effective Date, if any.

                  Section 6.1.9. Pre-closing Reviews. DFS must complete reviews with satisfactory results of Borrower's Inventory and Accounts.


                  Section 6.1.10. ***

Section 7. REPRESENTATIONS AND WARRANTIES

         To induce DFS to enter into this Agreement, Borrower makes the representations and warranties set forth below, all of which will remain true in all material respects during the term of this Agreement. Borrower acknowledges DFS' justifiable right to rely upon the representations and warranties set forth below.

         Section 7.1. Financial Statements. Borrower's audited financial statements as of September 30, 2000, 1999, 1998, and September 30, 1997 and Borrower's unaudited financial statement as of June 30, 2001, copies of which have been previously submitted to DFS, have been prepared in conformity with GAAP and present fairly the financial condition of Borrower and its consolidated Subsidiaries as at such dates and the results of their operations for the periods then ended. Borrower warrants and represents to DFS that all financial statements and information relating to Borrower or any Guarantor which have been or may hereafter be delivered by Borrower or any Guarantor are true and correct

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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and
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and have been and will be prepared in accordance  with GAAP and, with respect to such previously delivered statements or information, there has been no material adverse change in the financial or business condition of Borrower or any Guarantor since the submission to DFS, either as of the date of delivery, or, if different, the date specified therein, and Borrower acknowledges DFS' reliance thereon.

                  Section 7.1.1. September 30, 2001 Financial Statements. Borrower's audited financial statements as of September 30, 2001 will not differ in any material respected from the preliminary financial statements presented to Transamerica Commercial Finance Corporation and DFS on November 21, 2001.

         Section 7.2. Non-Existence of Defaults. Neither Borrower nor any of its Subsidiaries is in default with respect to any material amount of its existing Debt, including the Subordinated Debt. The making and performance of this Agreement and all other Loan Documents, will not immediately, or with the passage of time, the giving of notice, or both: (a) violate the provisions of the bylaws or any other corporate document of Borrower; (b) violate any laws to the best of Borrower's knowledge after diligent inquiry; (c) result in a material default under any contract, agreement, or instrument to which Borrower is a party or by which Borrower or its properties are bound; or (d) result in the creation or imposition of any security interest in, or Lien or encumbrance upon, any of the Collateral except the Permitted Liens.

         Section 7.3. Litigation. Except as Set forth on Exhibit 7.3 there are no additional actions, suits, investigations or proceedings pending or, in the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries, arising between January 31, 2000 and of the date hereof in which there is a reasonable probability of an adverse decision which would materially and adversely affect Borrower, the Business, or the Collateral.

         Section 7.4. No Material Adverse Changes. Borrower does not know of or expect any Material Adverse Change in the Business, or in Borrower's or any of the Subsidiaries' assets, liabilities, properties, or condition, financial or otherwise, including changes in Borrower's financial condition prior to and inclusive of the earlier of (a) the latest proposal or terms sheet or (b) DFS' last audit prior to the Effective Date, or (c) Borrower's preliminary September 30, 2001 financial statements presented to Transamerica Commercial Finance Corporation and DFS on November 21, 2001.

         Section 7.5. Title to Collateral. Except as set forth on Exhibit 7.5, Borrower has good and marketable title to all of the Collateral, free and clear of any and all Liens, claims and encumbrances, other than the Permitted Liens.

         Section 7.6. Corporate Status. Borrower and each of the Subsidiaries is a corporation duly organized and validly existing, in good standing, with perpetual corporate existence, under the laws of their respective jurisdictions of formation. Borrower and its Subsidiaries have the corporate power and authority to own their properties and to transact the Business in which they are engaged and presently propose to engage. Borrower and each Subsidiary is duly qualified as a foreign corporation and in good standing in all states where the

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          Confidential portions of this document have been redacted and filed separately with the Commission.


nature of their Business or the ownership or use of their property requires such qualification, and where failure to so qualify would have a material adverse change on its Business, operations or financial condition.

         Section 7.7. Subsidiaries. Except as set forth on Exhibit 7.7 hereto, there are no additional Subsidiaries as of the date hereof which have been formed or acquired since January 31, 2000.

         Section 7.8. Power and Authority. Borrower has the corporate power to borrow and to execute, deliver and carry out the terms and provisions of the Loan Documents. Borrower has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and all other Loan Documents and the borrowing thereunder.

         Section 7.9. Principal Place of Business. Except as set forth on Each Borrower's chief executive office and principal place of business is located at the address set forth on original Exhibit 7.9 as of January 31, 2000. Borrower's records concerning the Collateral are kept at such chief executive office, or will be kept at such other place that Borrower informs DFS of not less than 30 days in advance of relocation.

         Section 7.10. Enforceability of the Loan Documents. The Loan Documents executed by Borrower are the valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

         Section  7.11.  Taxes.  Except  as set  forth  on  Exhibit  7.11,  Each
Borrower's federal tax identification number remains the same as of the date hereof as was represented to DFS on the original Exhibit 7.11 as of January 31, 2000. Borrower has: (a) filed all federal, state and local tax returns and other reports that it is required by law to file, (b) paid or caused to be paid all taxes, assessments and other governmental charges that are due and payable, the failure of which to pay would have a material adverse change on the Business, except those contested in good faith and in accordance with accepted procedures, and for which adequate reserves have been established in accordance with GAAP, and (c) made adequate provision for the payment of such taxes, assessments or other charges accruing but not yet payable. Borrower has no knowledge of any deficiency or additional assessment in a material amount in connection with any taxes, assessments or charges.

         Section 7.12. Compliance with Laws. Borrower, to the best of its knowledge after diligent inquiry, has complied, and shall cause each Subsidiary to comply, in all material respects with all applicable laws, including any Environmental Laws and any zoning laws, the failure to comply with which would have a material adverse change on Borrower individually, or Borrower and its Subsidiaries on a consolidated basis.

         Section 7.13. Consents. Borrower and the Subsidiaries have obtained all material consents, permits, licenses, approvals or authorization of, or effected the filing, registration or qualification with, any governmental entity which is required to be obtained or effected by Borrower and the Subsidiaries in connection with the Business or the execution and delivery of this Agreement and

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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


the other Loan Documents the failure of which to obtain or effect would have a material adverse change on Borrower individually, or on Borrower and its Subsidiaries on a consolidated basis.

         Section 7.14. Purpose. Borrower will use the advances which DFS makes under the Credit Facility solely for lawful purposes and as described in Section 2 hereof.


         Section 7.15. Condition of the Business. All material assets used in the conduct of the Business are in good operating condition and repair and are fully usable in the ordinary course thereof, reasonable wear and tear excepted.

         Section 7.16. Capital. All issued shares and all outstanding shares in the Subsidiaries as reflected in Borrower's financial statements are validly issued pursuant to proper authorization of the board of directors of such
Subsidiary, and are fully paid, and non-assessable. All Borrower's and Subsidiary's issued shares and outstanding capital stock are fully paid and non-assessable.

         Section 7.17. Location of Collateral. Except as set forth on Exhibit 7.17, the locations where any of the Collateral is located or stored as of the date hereof has not changed from the original Exhibit 7.17 as of January 31, 2002.

         Section 7.18. Real Property. Except as set forth on Exhibit 7.18, neither Borrower nor any Subsidiary own or lease any real property, in addition to that real estate represented on the original Exhibit 7.18 as of January 31, 2000.

         Section 7.19. Warranties and Representations-Accounts. For each Account listed by Borrower on any Borrowing Base Certificate, Borrower warrants and represents to DFS that at all times: (a) such Account is genuine; (b) such Account is not evidenced by a judgment or promissory note or similar instrument or agreement; (c) to the best of Borrower's knowledge, it represents a bona fide transaction completed in accordance with the terms of the invoices and purchase orders relating thereto; (d) to the best of Borrower's knowledge, the goods sold or services rendered which resulted in the creation of such Account have been delivered or rendered to and not rejected by the Account Debtor; (e) the amounts shown on the Borrowing Base Certificate, Borrower's books and records and all invoices and statements delivered to DFS with respect thereto are owing to Borrower and are not contingent; (f) no payments have been or will be made thereon except payments deposited into the Lockbox; (g) to the best of Borrower's knowledge, there are no offsets, counterclaims or disputes existing or asserted with respect thereto and Borrower has not made any agreement with the Account Debtor for any deduction or discount of the sum payable thereunder except regular discounts allowed by Borrower in the ordinary course of its business for prompt payment; (h) to the best of Borrower's knowledge, there are no facts or events which in any way impair the validity or enforceability thereof or reduce the amount payable thereunder from the amount shown on the Borrowing Base Certificate, Borrower's books and records and the invoices and statements delivered to DFS with respect thereto; (i) to the best of Borrower's knowledge, all persons acting on behalf of the Account Debtor thereon have the authority to bind the Account Debtor; (j) the Accounts arising from goods sold or transferred giving rise thereto are not subject to any Lien, claim,

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encumbrance  or security  interest  which is  superior to that of DFS;  (k) such
Account is subject to DFS' perfected, first priority security interest and no other Lien other than a Permitted Lien; and (l) there are no proceedings or actions known to Borrower which are threatened or pending against the Account Debtor thereon which might result in any material adverse change in such Account Debtor's financial condition.

         Section 7.20. Solvency. The Borrower and each of the Subsidiaries now has capital sufficient to carry on its respective business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its respective debts as they mature, and Borrower and each of the Subsidiaries now owns property having a value, greater than the amount required to pay Borrower's or such Subsidiary's debts.

         Section 7.21. Business Locations; Agent for Process. Except as shown on
Exhibit 7.21, Borrower has no office or place of business located in any state or county other than as shown on original Exhibit 7.17 as of January 31, 2000.

         Section 7.22. Warranties and Representations-Inventory & Parts. For each item of Inventory and Parts listed by Borrower on any Borrowing Base
Certificate, Borrower covenants, warrants and represents to DFS that at all times: (a) except for rental Inventory and Inventory on exhibition and/or demonstration to buyers or lessees in the ordinary course of business, all Inventory and Parts will be kept only at the locations indicated on Exhibit 7.17; (b) Borrower now keeps and will keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory and Parts, Borrower's cost therefor and the selling price thereof, the daily withdrawals therefrom and the additions thereto; (c) Parts and Inventory not on rent are not and will not be stored with a bailee, repairman, warehouseman or similar party without DFS' prior written consent, and Borrower will, concurrently with delivery to such party, cause any such party to issue and deliver to DFS, in form acceptable to DFS, warehouse receipts, in DFS' name evidencing the storage of such Inventory and parts, and waivers of warehouseman's liens in favor of DFS; (d) Borrower will pay all taxes, rents, business taxes, and the like on the premises where the Inventory and Parts are located; and (e) Borrower will not lend, demonstrate, pledge, consign, transfer or secrete any of the Inventory or Parts or use any of the Inventory or Parts for any purpose other than exhibition and/or demonstration for sale to buyers or rental to lessees in the ordinary course of business, without DFS' prior written consent.

         Section 7.23. Reaffirmation. Each request for a Loan made by Borrower pursuant to this Agreement or any of the other Loan Documents shall constitute
(a) an automatic representation and warranty by Borrower to DFS that there does not then exist any Default or any Unmatured Default, and (b) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents.

         Section 7.24. Survival of Representations and Warranties. Borrower covenants, warrants and represents to DFS that all representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall be materially true at the time of Borrower's execution of this Agreement and the other Loan Documents, and shall survive the execution, delivery and acceptance thereof by DFS and the parties thereto and the closing of the transactions described therein or related thereto.

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Section 8. BORROWER'S COVENANTS

         Section 8.1. Affirmative Covenants. During the term of this Agreement and thereafter for so long as any Obligations are outstanding and unpaid, Borrower covenants that unless otherwise consented to by DFS in writing, it shall perform all the acts and promises required by this Agreement and all the acts and promises set forth below.

                  Section 8.1.1. Payment and Performance. Borrower will pay and perform all Obligations in full when and as due hereunder.

                  Section 8.1.2. Insurance.

                           Section 8.1.2.1. Type of Insurance.  Borrower will at
                  all times cause the Business and the Collateral to be insured by insurers of reasonable financial soundness and having an A.
                  M. Best rating of A or better, with such policies, against such risks and in such amounts as are appropriate for reasonably prudent businesses in Borrower's industry and of Borrower's size and financial strength.

                           Section   8.1.2.2.   Requirements   as  to  Insurance
                  Policies. The policies of insurance which Borrower is required to carry shall comply with the requirements listed below:

                           (a) Each such policy shall provide that it may not be
                  canceled or allowed to lapse at the end of a policy period without at least 30 days' prior written notice to DFS;

                           (b) Each  property  insurance  policy  shall  contain
                  lender's loss payable endorsements satisfactory to DFS providing, among other things, that any loss shall be payable in accordance with the terms of such policy notwithstanding any act of Borrower which might otherwise result in forfeiture of such insurance and shall also be evidenced by an Accord 27 Evidence of Property Insurance;

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                           Section 8.1.2.3.  Collection of Claims. Borrower will
                  promptly advise DFS of any insured casualty and Borrower agrees that DFS may direct all insurance proceeds therefrom to be paid directly to DFS to the extent that such loss is not adequately insured under an insurance policy which names DFS as a loss payee, and hereby appoints DFS its attorney-in-fact for such purpose.

                           Section 8.1.2.4. Blanket Policies. Any insurance required hereunder may be supplied by means of a blanket or umbrella insurance policy.

                           Section 8.1.2.5. Delivery of Policies or Certificates
                  of Insurance. Borrower shall deliver to DFS certificates of insurance issued by insurers to evidence that the insurance maintained by Borrower complies with the requirements hereunder.

                  Section 8.1.3. Collection of Receivables; Sale of Inventory. Borrower will collect its Accounts and sell its Inventory only in the ordinary course of business, unless written permission to the contrary is obtained from DFS.

                  Section 8.1.4. Notice of Litigation and Proceedings. Borrower will give prompt notice to DFS of: (a) any actual or threatened litigation or proceeding (including fines and penalties of any public authority) in which it or any of the Subsidiaries is a party in which there is a reasonable probability of an adverse decision which would require it or any of the Subsidiaries to pay money or deliver assets in excess of One Million Dollars ($1,000,000), whether or not the claim is considered to be covered by insurance; (b) any class action litigation against it, regardless of size; and (c) the institution of any other suit or proceeding that might materially and adversely affect its or any of its Subsidiary's operations, financial condition, property or the Business.

                  Section 8.1.5. Payment of Debt to Third Persons. Borrower will, and will cause each Subsidiary to, pay, within 30 days after due date, all Debt and any other liability due third persons, except when the amount thereof is being contested in good faith by appropriate proceedings and with adequate reserves therefor in accordance with GAAP being set aside by Borrower or such Subsidiary.

                  Section 8.1.6. Notice of Change of Business Location. Borrower will notify DFS 30 days in advance of: (a) any change in or discontinuation of the location of the Collateral, Borrower's principal place of business, or any of the Subsidiaries' existing offices or places of business, (b) the establishment of any new places of business relating to the Business, and (c) any change in or addition to the locations where Borrower's Inventory or records are kept.

                  Section 8.1.7. Payment of Taxes. Borrower will, and will cause each Subsidiary to, pay or cause to be paid, when and as due, all taxes, assessments and charges or levies imposed upon it or on any of its property or that it is required to withhold and pay over to the taxing authority or that it must pay on its income, the failure of which to pay would have a material adverse change on Borrower

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         individually,  or on Borrower and the  Subsidiaries  on a  consolidated basis, except where contested in good faith by appropriate proceedings with adequate reserves therefor in accordance with GAAP, having been set aside by Borrower or such Subsidiary. However, Borrower will and will cause each Subsidiary to, pay or cause to be paid all such taxes, assessments, charges or levies immediately whenever foreclosure of any Lien that attaches on the Collateral appears imminent.

                  Section 8.1.8. Further Assurances. Borrower agrees to, and will cause each Subsidiary to, execute such other and further documents, including, without limitation, promissory notes, security agreements, financing statements, continuation statements, certificates of title on Inventory, and the like as may from time to time in the reasonable opinion of DFS be necessary to perfect, confirm, establish, re-establish, continue, or complete the security interests, collateral assignments and Liens in the Collateral, and the purposes and intentions of this Agreement.

                  Section 8.1.9. Maintenance of Status. Borrower will take all necessary steps to (a) preserve its, and each Subsidiary's, existence as a corporation, (b) preserve Borrower's and the Subsidiaries' franchises and permits, and (c) comply with all present and future material agreements to which Borrower, or any of the Subsidiaries, is subject, and (d) maintain, and cause each Subsidiary to maintain, its qualification and good standing in all states in which such qualification is necessary or in which the failure to be so qualified might have a material adverse change on the financial condition or properties of Borrower or the Business. Borrower will not change the nature of the Business during the term of this Agreement.

                  Section 8.1.10. Financial Statements; Reporting Requirements; Certification as to Events of Defaults. During the term of this Agreement, Borrower will furnish to DFS:

                  (a) within 90 days after the end of each fiscal year, annual financial statements for Borrower and its Subsidiaries as of the end of such fiscal year, consisting of a consolidated balance sheet, consolidated statement of operations, consolidated statements of cash flows and consolidated statement of stockholder's equity, in comparative form, together with a narrative description of the financial condition and results of operations and the liquidity and capital resources of Borrower and setting forth in comparative form the corresponding figures for the corresponding period of the prior fiscal year and the corresponding figures from the most recent financial projections of Borrower, discussing the reasons for any significant variations. The statements and balance sheet will be prepared in accordance with GAAP and audited by an independent firm of certified public accountants selected by Borrower and reasonably acceptable to DFS.

                  (b) within 45 days after the end of each fiscal quarter, financial statements for Borrower and its Subsidiaries as of the end of such fiscal quarter, consisting of a consolidated balance sheet and consolidated statement of operations, in comparative form setting forth the corresponding figures for the corresponding period of the same

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         fiscal  quarter from the prior fiscal year.  The statements and balance sheet will be prepared in accordance with GAAP.

                  (c) by the 45th day after the end of each fiscal quarter, a certificate of the President, or Chief Financial Officer, in the form of Exhibit 8.1.10(c) attached hereto, of Borrower stating that such Person has reviewed the provisions of the Loan Documents and that a review of the activities of Borrower during such quarter has been made by or under such Person's supervision with a view to determining whether Borrower has observed and performed all of Borrower's obligations under the Loan Documents, and that, to the best of such Person's knowledge, information and belief, Borrower has observed and performed each and every undertaking contained in the Loan Documents and is not at the time in default in the observance or performance of any of the terms and conditions thereof or, if Borrower will be so in default, specifying all of such defaults and events of which such Person may have knowledge;

                  (d) within 20 days after the end of each calendar month, financial statements for Borrower and its Subsidiaries as of the end of such calendar month, consisting of a consolidated balance sheet and consolidated statement of operations, in comparative form setting forth the corresponding figures for the corresponding period of the same calendar month from the prior fiscal year. The statements and balance sheet will be prepared in accordance with GAAP.

                  (e) within 30 days after the end of each fiscal year, a detailed budget, a detailed projected income statement with cash flow projections and a detailed projected balance sheet for the following fiscal year;

                  (f) copies of any and all reports, filings and other documentation delivered to the Securities and Exchange Commission by or on behalf of Borrower promptly after the delivery thereof, if applicable; and

                  (g) any other statements, reports and other information as DFS may reasonably request concerning the financial condition or operations of Borrower and its properties; and

                  (h) an updated business plan and timeline outlining Borrower's strategic objectives and plan to improve Borrower's profitability, including financial information on each store, associated individual store performance and planned store closures and divestitures, within 30 days after each request for such information;

                  (i) Borrower's Master Business Plan, and such other information not included in the Master Business Plan which details the availability associated with Floorplan Inventory balances by product line by November 30, 2001 and by the last business day of each calendar month thereafter commencing in December, 2001.

                  Section 8.1.11. Notice of Existence of Default. Borrower will, and will cause its Subsidiaries to, promptly notify DFS of: (a) the existence of any known condition or event, which constitutes a Default or an Unmatured Default and (b) the actual or threatened termination,



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         suspension,   lapse  or   relinquishment   of  any  material   license,
         authorization, permit or other right granted Borrower or for Borrower's benefit and used in the Business, or granted to any of its Subsidiaries or for any such Subsidiaries' benefit, by any governmental agency material to the Business.

                  Section 8.1.12. Compliance with Laws. Borrower will, and will cause its Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders.

                  Section 8.1.13. Maintenance of Collateral. Borrower will maintain all Collateral and every part thereof in good condition and repair. Borrower will not permit the value of the Collateral to be materially impaired. Borrower will defend the Collateral against all claims and legal proceedings by persons other than DFS. Borrower will not transfer the Collateral from the premises where now located (other than Inventory sold in the ordinary course of business and other Collateral transferred in the ordinary course of business), or permit the Collateral to become a fixture or accession (unless so affixed on the Effective Date) to any goods which are not items of Collateral, without the prior written approval of DFS. Borrower will not knowingly permit the Collateral to be used in violation of any applicable law, regulations, or any policy of insurance. As to Collateral consisting of instruments and chattel paper, Borrower will preserve rights in it against prior parties.

                  Section 8.1.14. Collateral Records and Statements. Borrower will keep such accurate and complete books and records pertaining to the Collateral in such detail and form as DFS reasonably requires, including, but not limited to: schedules of inventory; original orders; invoices; shipping documents; billing settlements and receivables; sold receivables; Inventory listing containing model, serial number (if available) and location. Other reporting will be available upon request by DFS, including, but not be limited to, listings of accounts payable in such form as the DFS' reasonably requires. The statements will be in the form and will contain the information as is prescribed by DFS.

                  Section 8.1.15. Inspection of Collateral. DFS and any third party appraiser selected by DFS may examine any or all of the Collateral at any time, and from time to time during normal business hours. DFS and any third party appraiser selected by DFS will have full access to, and the right to: (a) review, inspect and make abstracts and copies from Borrower's books and records pertaining to the Accounts and all other Collateral (whether or not Borrower has borrowed against the Accounts or any such Collateral), and (b) inspect and examine Inventory and Parts and check and test the same as to quality, quantity, Value and condition, wherever located, at any time during reasonable business hours, and from time to time. Borrower will assist DFS and any third party appraiser selected by DFS in so doing.

                  Section 8.1.16. Landlord's Agreements. Borrower will cooperate with DFS to obtain, on the Effective Date, landlord waivers and agreements in a form acceptable to DFS with respect to leased real property and with respect to any future leases, prior to entering into them.

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                  Section 8.1.17.  Subordinated Debt. Borrower will executed all
         documents  (including,   without  limitation,   all  Subordinated  Debt
         Documents) and take all actions necessary to cause Borrower to receive Subordinated Debt in the aggregate amount of *** .

                  Section 8.1.18. Real Estate Liens in Favor of DFS. Borrower and each Subsidiary will execute or cause to be executed a 2nd lien mortgage, or deed of trust, as applicable, promissory notes in favor of DFS as may be required under local real estate law, and similar and related documents necessary to perfect the lien in favor of DFS on all parcels of real estate (collectively "Mortgages") owned by Borrower or any Subsidiary by January 31, 2002, including cooperating with DFS (with costs to be paid by Borrower) on all preliminary work for such Mortgages, whether drafting mortgages, deeds of trust, promissory notes and related documents, obtaining appraisals, surveys, environmental site assessments, or otherwise. Borrower will provide to DFS by December 15, 2001 copies of all current Mortgages for DFS' review. ***

                  Section 8.1.19. Lockbox. Borrower will implement the Lockbox for the collection of all Accounts from all Account Debtors at a bank acceptable to DFS, under documentation acceptable to DFS, by December 15, 2001.

Section 9. FINANCIAL COVENANTS.

         Section 9.1. Amounts.

                  Section 9.1.1. Minimum Tangible Net Worth. Borrower covenants that it will maintain a Tangible Net Worth plus Subordinated Debt as of the last day of (a) the fiscal quarter ending September 30, 2001 of not less than Twenty Two Million Dollars ($22,000,000), (b) each fiscal quarter ending on or after December 31, 2001 a Tangible Net Worth plus Subordinated Debt of not less than Twenty Six Million Dollars ($26,000,000), and (c) January, 2002 of not less than Twenty Four Million Seven Hundred Thousand Dollars ($24,700,000); and

                  Section 9.1.2. Minimum Current Ratio. Borrower covenants that it will maintain as of the last day of each fiscal quarter ending on or after September 30, 2001, and as of the last day of January, 2002, a ratio of Current Tangible Assets to current liabilities of not less than One and One-tenth to One (1.1:1.0); and

                  Section 9.1.3. Maximum Debt to Tangible Net Worth. Borrower covenants that it will maintain (a) a ratio of Debt minus Subordinated Debt to (b) Tangible Net Worth plus Subordinated Debt as of the last day of (i), and the fiscal quarters ending on September 30, 2001, December 31, 2001 and March 31, 2002, and the last day of January, 2002, of not more than Four and Twenty-five One-hundredths to One (4.25:1.0), and (ii) each fiscal quarter ending on or after June 30, 2002 of not more than Three and One-half to One (3.5:1.0); and

                  Section 9.1.4. Interest Coverage Ratio. Borrower covenants that it will maintain an Interest Coverage Ratio of not less than the

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         following,  all  as  measured  at  the  end  of  the  relevant  periods calculated for the 12 month period ending at the end of the relevant period: (a) One to One (1.00:1.0) as of March 31, 2002 and June 30, 2002; and (b) One and Twenty One-hundredths to One (1.20:1.0) as of September 30, 2002 and at all times thereafter; and

                  Section 9.1.5. Fixed Charge Coverage Ratio. Borrower covenants and agrees to maintain a Fixed Charge Coverage Ratio of not less than the following, all as measured at the relevant period, as calculated for the 12 month period ending at the end of the relevant period: (a) Ninety One-hundredths to One (.90:1.0) as of March 31, 2002; (b) One and Five One-hundredths to One (1.05:1.0) as of June 30, 2002; and (d) One and Fifteen One-hundredths to One (1.15:1.0) as of September 30, 2002 and at all times thereafter.

                  Section 9.1.6. Maximum Cash Loss. Borrower covenants that it will have a Maximum Cash Loss no greater than Four Million Four Hundred Thousand Dollars ($4,400,000) for (a) the fiscal quarter ending December 31, 2001, and (b) the calendar month ending January 31, 2002.

         Section 9.2. Certain Definitions. As used in this Section 9 and elsewhere herein, the following capitalized terms shall have the following meanings:

         "Current Tangible Assets" means Borrower's current assets less, to the extent otherwise included therein, all Intangibles.

         "EBITDA" means and includes the net income of Borrower before provision for income taxes and interest expense (including, without limitation, implicit interest expense on capitalized leases), depreciation and amortization, excluding therefrom (to the extent included): (a) non-operating gains (including, without limitation, extraordinary or nonrecurring gains, gains from discontinuance of operations and gains arising from the sale of assets other than inventory) during the applicable period; (b) net earnings of any business entity in which Borrower has an ownership interest (other than a wholly owned subsidiary) unless such net earnings shall have actually been received by Borrower in the form of cash distributions; (c) any portion of the net earnings of any subsidiary which for any reason is unavailable for payment of dividends to Borrower; (d) the earnings of any entity to which any assets of Borrower shall have been sold, transferred or disposed of, or into which Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (e) any gain arising from the acquisition of any securities of Borrower; and (f) non-operating losses arising from the sale of capital assets during such period.

         "Fixed Charge Coverage Ratio" means a ratio of (a) EBITDA for the relevant time period to (b) all (i) principal (including lease payments), and
(ii) interest paid or payable on all Debt during such time period.

         "Intangibles" means and includes general intangibles (as that term is defined in the Uniform Commercial Code); accounts receivable and advances due from officers, directors, member, owner, employees, stockholders and affiliates;

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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


leasehold improvements net of depreciation; licenses; good will; prepaid expenses; escrow deposits; covenants not to compete; the excess of cost over book value of acquired assets; franchise fees; organizational costs; finance reserves held for recourse obligations; capitalized research and development costs; and such other similar items as DFS may from time to time determine in DFS' sole discretion.

         "Interest Coverage Ratio" means a ratio of (a) EBITDA for the relevant time period to (b) all interest paid or payable on all Debt during such time period.

         "Maximum Cash Loss" means (a) for the fiscal quarter ending December 31, 2001, the sum of (i) Borrower's pretax losses for such fiscal quarter, plus
(ii) depreciation and amortization for such fiscal quarter ("12/31 Maximum Cash Loss"); and (b) for the calendar month ending January 31, 2002, the sum of (i) the 12/31 Maximum Cash Loss, reduced by (ii) any pretax profits for such calendar month, without giving any effect to any pretax losses for such calendar month.

         "Subordinated Debt" means all of Borrower's Debt to third parties other than (1) for financing of Inventory and Accounts by Transamerica Commercial Finance Corporation (or any successor or assignee thereof) other than Inventory and Accounts financed by DFS, (2) for loans secured by real estate from Hibernia Bank (or any successor or assignee thereof), or (3) for capital leases or sale-leasebacks of real estate, including, without limitation, Debt to (a) Brunswick Corporation, its Subsidiaries or divisions, other than unsecured Debt for the purchase of Inventory not financed by DFS (b) any manufacturer or distributor of Inventory now or hereafter sold to Borrower, other than unsecured Debt for the purchase of Inventory not financed by DFS, (c) any officers, directors and shareholders of Borrower, which is subordinated to the payment of Borrower's liabilities to DFS pursuant to any Subordinated Debt Documents in form and substance satisfactory to DFS.

         "Tangible Net Worth" means the book value of Borrower's assets less liabilities (including as liabilities all reserves for contingencies and other potential liabilities), excluding from such assets all Intangibles.

Section 9.3. Covenant Compliance Certificate. The President or Chief Financial Officer of Borrower will certify to DFS by the 45th day after the end of each fiscal quarter, or more often if requested by DFS, that Borrower is in compliance with the Financial Covenants as set forth in Exhibit 9.3 or other form acceptable to DFS.

         Section 10. NEGATIVE COVENANTS.

         During the term of this Agreement and thereafter, for so long as any Obligations are outstanding and unpaid, Borrower covenants that unless otherwise consented to in writing by DFS, Borrower shall not perform or cause or permit to be performed the following acts:

         Section 10.1. Change of Name, Etc. Borrower and the Subsidiaries will not change their name, or begin to trade under any assumed names or trade names without thirty (30) days prior written notice to DFS. Borrower will not, and will not permit any Subsidiary to, change its manner of organization, enter into any mergers, consolidations, reorganizations or recapitalizations without DFS' prior written consent other than as contemplated herein.

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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


         Section 10.2. Sale or Transfer of Assets. Except in the ordinary course of business, or except as consented to in writing by DFS, Borrower and the Subsidiaries will not sell, transfer, lease (other than sale-leasebacks approved by DFS in advance) or otherwise dispose of all or any substantial part of the Collateral. This provision will not apply to any sale if the proceeds of such sale pay the Obligations in full.

         Section 10.3. Change in Control. (a) Borrower shall not: (i) merge or consolidate with or into any other Person, or (ii) permit any Person or group of Persons directly or indirectly to become the record or beneficial owner, directly or indirectly, of securities representing any of the voting power of Borrower's then outstanding securities or any equity interest in Borrower, or otherwise having the power to vote more than 50% of the shares of common stock of Borrower then outstanding, or acquire the power to elect a majority of the Board of Directors of Borrower, or (b) neither Mark Walton's nor Michael Perrine's employment with Borrower shall be voluntarily or involuntarily terminated, nor shall new management be installed by Borrower without (i) sixty
(60) days prior written notice to DFS, and (ii) DFS' prior written consent.

         Section 10.4. Encumbrance of Assets. Borrower will not, and will not permit a Subsidiary to, mortgage, pledge, grant or permit to exist a security interest in or Lien upon any of the Collateral, now owned or hereafter acquired except for the Permitted Liens, which shall not include any Lien in favor of the holder of any Subordinated Debt.

         Section 10.5. False Certificates or Documents. Borrower has not and will not, and will not permit any Subsidiary to, furnish DFS with any certificate or other document that contains any untrue statement of material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

         Section 10.6. Assignment. Borrower will not assign or attempt to assign the Loan Documents or any of its interests under the Loan Documents, except in favor of DFS.

         Section 10.7. Transactions with Affiliates. Borrower will not enter into any contracts, leases, sales or other transactions with any Affiliate on terms less favorable than could be obtained generally by Borrower from a non-Affiliate.

         Section 10.8. Loans by Borrower. Borrower will not, and will not permit any Subsidiary to, make any loan to any Person, except for loans in anticipation of reasonable and normally reimbursable business expenses, payroll and commission advances and trade credit extended in the ordinary course of Business.

         Section 10.9. Fiscal Year; Accounting Methods. Borrower will not change its fiscal year-end without sixty (60) days prior written notice to DFS. Borrower will not, in any material way, deviate from GAAP or change its accounting policies or methods, without the prior written consent of DFS.

         Section 10.10. Total Debt. Borrower shall not create, incur, assume, or suffer to exist, or permit any Subsidiary to create, incur or suffer to exist, any Debt, except:

         (a)      the Obligations;

         (b)      Subordinated Debt;

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

         (c)      Debt of any Subsidiary to Borrower;

         (d) Accounts payable to trade creditors and current operating expenses (other than for money borrowed) incurred in the ordinary course of business which are aged not more than thirty (30) days past due, unless actively contested in good faith and by appropriate and lawful proceedings and for which adequate reserves have been established in accordance with GAAP; and

         (e)      Debt solely in connection with a Permitted Lien; and

         (f)      Debt which is not secured by any Lien.

         Section 10.11. Adverse Transactions. Borrower will not enter into any transaction, or permit any Subsidiary to enter into any transaction, which materially and adversely affects or may materially and adversely affect the Collateral or Borrower's ability to repay the Obligations or permit or agree to any material extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, other than discounts and allowances in the ordinary course of business, all of which shall be reflected in the Borrowing Base Certificate submitted to DFS pursuant to Section 2.3 of this Agreement.

         Section 10.12. Guaranties. Borrower will not guarantee, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to the Debt of any Person, except by endorsement of instruments or items of payment for deposit or collection.

         Section 10.13. Bill-and-Hold Sales, Etc. Borrower will not include on any Borrowing Base certificate any Accounts which arise from any sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis without DFS' prior written consent.

         Section 10.14. Margin Securities. Borrower will not own, purchase or acquire, or permit any Subsidiary to own, purchase or acquire, (or enter, or permit any Subsidiary to enter, into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, DFS shall have received an opinion of counsel satisfactory to DFS to the effect that such purchase or acquisition will not cause this Agreement to violate Regulations G or U or any other regulation of the Federal Reserve Board then in effect.

Section 11. DEFAULT/REMEDIES.

         Section 11.1. Events of Default. Borrower will be in default under this Agreement (each, a "Default") if:


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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                  Section 11.1.1. Failure to Pay Principal or Interest. Borrower fails to pay any portion of Borrower's debts to DFS when due and payable hereunder or under any other agreement between DFS and Borrower.

                  Section 11.1.2. Failure to Pay Other Amounts to DFS. Borrower fails to pay any Obligations (other than principal or accrued interest) within 15 days after the date when due.

                  Section 11.1.3. Failure to Pay Certain Costs and Expenses. Borrower fails to pay any costs or expenses of DFS, including without limitation, review costs described in Section 2.5.6.2 hereof, appraisal costs described in Section 2.5.6.3 hereof and other costs and expenses described in Section 2.5.6.4 hereof, within 15 days after the date when due.

                  Section 11.1.4. Failure to Pay Amounts Owed to Other Persons. Borrower is or becomes in default of any obligation in excess of $1,000,000 owed to any third party, and such default continues unwaived beyond any applicable grace or curing period.

                  Section 11.1.5. Certain Representations and Warranties Without A Curing Period. Any Representation and Warranty, statement, report or certificate made or delivered by Borrower to DFS in Sections 6.1.3, 7.5, 7.7, 7.9, 7.17, 7.20 AND 7.23 is not true and correct when made.

                  Section 11.1.6. Certain Representations and Warranties With A Curing Period. Any Representation and Warranty, statement, report or certificate made or delivered by Borrower to DFS (other than in Sections 6.1.3, 7.5, 7.7, 7.9, 7.17, 7.20 AND 7.23) is false in any material respect when made and is not cured within 15 days of the date such Representation and Warranty was made.

                  Section 11.1.7. Certain Covenants With a Curing Period. Borrower fails to comply with any Covenant (other than Covenants in Section 9) which is not cured within 15 days of the initial occurrence of such failure.

                  Section 11.1.8. Certain Covenants Without a Curing Period. Borrower fails to comply with any Covenant in Section 9 (other than the covenants on Subsections 9.1.4, 9.1.5, and 9.1.6, which DFS may allow Borrower to cure with additional Cash Infusion, including Subordinated Debt, placed with Borrower on or before March 31, 2002); provided, however, that if Borrower breaches any such covenant, Borrower must (i) advise DFS of such breach as of or prior to the last Business Day of the fiscal quarter during which such breach occurs, and (ii) provide DFS within fifteen (15) days after the end of such fiscal quarter financial projections which indicate Borrower's compliance with all such covenants at the end of the fiscal quarter immediately following the fiscal quarter in which the breach occurred and the basis for such projections.

                  Section 11.1.9. Default Under Other Agreements. A default or event of default occurs under any agreement to which Borrower is a party (other than the Loan Documents) involving (a) Debt in excess of $1,000,000 which default or event of default continues unwaived beyond

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

         any applicable curing period and has or is reasonably likely to have a Material Adverse Change or the Debt thereunder is accelerated, or (b) any default or event of default by Borrower or by any Subsidiary or affiliate of any Borrower under any Subordinated Debt Documents with Brunswick Corporation (or its any of its Subsidiaries or divisions) or any other holder of Subordinated Debt, whether or not such default or event of default under any Subordinated Debt Documents has or is likely to have a Material Adverse Change.

                  Section 11.1.10. Bankruptcy, Etc.

                           Section  11.1.10.1.  Voluntary  Cases.  The filing or
                  commencement by Borrower of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to Borrower or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of Borrower or any substantial part of its property, or Borrower shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Borrower, or Borrower shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing.

                           Section 11.1.10.2. Involuntary Cases. The filing or commencement of an involuntary case or other proceeding against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or similar other official of Borrower or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of thirty (30) days, or an order for relief is entered against Borrower under the federal bankruptcy laws or any state bankruptcy or insolvency laws now or hereafter in effect.

                  Section 11.1.11. Judgment, Attachments, Etc. A money judgment entered against Borrower or an attachment or other levy is made against the assets of Borrower with respect to a claim in excess of $1,000,000 becomes final and non-appealable, or if timely appealed is not fully bonded and the collection thereof is not stayed pending the appeal.

                  Section 11.1.12. Suspension, Dissolution or Liquidation. Borrower ceases or suspends business operations, ceases existence as a corporation, or Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its Business.

                  Section  11.1.13.  Loss  of  Franchise.   Borrower  loses  any
         franchise,  permission,  license  or  right  to  sell  or  deal  in any

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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


         Collateral manufactured by OMC, Brunswick, and/or Genmar or any of their Subsidiaries and does not replace the manufacturers with product lines a person with knowledge of the marine industry would consider reasonable.

                  Section 11.1.14. Liens Other Than Permitted Liens. Any of the Collateral becomes subject to any Lien, claim, encumbrance or security interest other than a Permitted Lien.

                  Section 11.1.15. Loan Documents; Security Interest. Any Loan Document ceases to be in full force and effect or any security interest or Lien in favor of DFS is not, or ceases to be, valid, perfected and prior to all other Liens (except Permitted Liens).

                  Section 11.1.16. Loss of Collateral. Any Collateral is abandoned, lost, stolen, damaged or destroyed, or any part of the Collateral shall be taken through condemnation or the value thereof shall be impaired through condemnation, and such loss of Collateral is not insured as required in this Agreement or is reasonably likely to have a Material Adverse Change.

                  Section 11.1.17. Loss of Guaranty. Any Guaranty ceases to be in full force and effect or any action is taken to discontinue or assert the invalidity or unenforceability of any Guaranty, any guarantor dies, ceases or suspends business or ceases existence, any representation or warranty in any guaranty is materially false and such representation or warranty is not cured within 15 days of the date such representation or warranty was made, or any guarantor fails to deliver financial statements to DFS as required and such failure continues for 15 days.

                  Section 11.1.18. Material Adverse Change. There occurs any action or event, or any action or event fails to occur, which is or is reasonably likely to become a Material Adverse Change.

         Section 11.2. Rights and Remedies. In the event of a Default:

                  Section 11.2.1. Cessation of Advances; Acceleration; etc. DFS may at any time at DFS' election, without notice or demand to Borrower, do any one or more of the following: reduce the amount advanced against any eligible Collateral; cease making further Loans and declare all or any of the Obligations immediately due and payable, together with all costs and expenses of DFS' collection activity, including, without limitation, all reasonable attorneys' fees; exercise any or all rights under applicable law (including, without limitation, the right to possess, transfer and dispose of the Collateral); and/or cease extending any additional credit to Borrower.

                  Section 11.2.2. Collateral in Trust for DFS. Borrower will segregate and keep the Collateral in trust for DFS, and in good order and repair, and will not sell, rent, lease, consign, otherwise dispose of or use any Collateral, nor further encumber any Collateral.

                  Section 11.2.3. Delivery of Collateral to DFS. Upon DFS' written demand, Borrower will immediately deliver the Collateral to DFS, in good order and repair, at a place reasonably specified by DFS, together with all related documents; or DFS may, in DFS' sole

                                       36
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                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


         discretion and without notice or demand to Borrower, take immediate possession of the Collateral together with all related documents.

                  Section 11.2.4. Default Interest. DFS may, without notice, apply the Default Interest Rate.

                  Section 11.2.5. Collection of Accounts; DFS Possession of Collateral by DFS; etc. DFS may, without notice to Borrower and at any time or times hereafter enforce payment and collect, by legal proceedings or otherwise, Accounts in the name of Borrower or DFS; and take control of any cash or non-cash items of payment or proceeds of Accounts and of any rejected, returned, repossessed or stopped in transit goods relating to Accounts. DFS may at its sole election and without demand enter, with or without process of law, any premises where Collateral might be and, without charge or liability to DFS therefor do one or more of the following: (i) take possession of the Collateral and use or store it in said premises or remove it to such other place or places as DFS may deem convenient; (ii) take possession of all or part of such premises and the Collateral and place a custodian in the exclusive control thereof until completion of enforcement of DFS' security interest in the Collateral, until DFS' removal of the Collateral or thirty (30) days, whichever occurs first and, (iii) remain on such premises for up to thirty (30) days and use the same, together with Borrower's materials, supplies, books and records, for the purpose of liquidating or collecting such Collateral and conducting and preparing for disposition of such Collateral.

                  Section 11.2.6. Immediate Acceleration. Upon the occurrence of a Default under Sections 11.1.1, 11.1.4, 11.1.10, or 11.1.12, all
         Obligations shall automatically be accelerated and due and payable and the Default Interest Rate shall automatically apply as of the date of the first occurrence of such Default, without any prior notice, demand or action of any type on the part of DFS.

                  All of DFS' rights and remedies are cumulative. DFS' failure to exercise any of DFS' rights or remedies hereunder will not waive any of DFS' rights or remedies as to any past, current or future Default.

Section 12. SALE OF COLLATERAL

         Borrower agrees that if DFS conducts a private sale of any Collateral by requesting bids from 10 or more Borrowers or distributors in that type of Collateral, any sale by DFS of such Collateral in bulk or in parcels within 120 days of: (a) DFS' taking possession and control of such Collateral; or (b) when DFS is otherwise authorized to sell such Collateral; whichever occurs last, to the bidder submitting the highest cash bid therefor, is a commercially reasonable sale of such Collateral under the Uniform Commercial Code. Borrower agrees that the purchase of any Collateral by a vendor, as provided in any agreement between DFS and the vendor, if any, is a commercially reasonable disposition and private sale of such Collateral under the Uniform Commercial Code, and no request for bids shall be required. Borrower further agrees that 7 or more days prior written notice will be commercially reasonable notice of any public or private sale (including any sale to a vendor). Borrower irrevocably waives any requirement that DFS retain possession and not dispose of any

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Collateral until after an arbitration hearing,  arbitration award, confirmation, trial or final judgment. If DFS disposes of any such Collateral other than as herein contemplated, the commercial reasonableness of such disposition will be determined in accordance with the laws of the state governing this Agreement.

Section 13. INDEMNIFICATIONS

         In  addition  to the  payment  of  expenses  and  attorneys'  fees,  if applicable, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to indemnify, pay and hold DFS and the officers, directors, employees, agents, and affiliates of DFS (collectively called the "Indemnitees") harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for any of such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by, or asserted against the Indemnitees, in any manner relating to or arising out of the Loan Documents, the statements contained in any commitment letters delivered by DFS, DFS' agreement to make the Loans or any other payment hereunder, or the use or intended use of the proceeds of any of the Loans hereunder (the "Indemnified Liabilities"); provided, however, that Borrower shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of an Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law, to the payment  and  satisfaction  of  all  Indemnified  Liabilities  incurred  by  the
Indemnitees   or  any  of  them.  The   provisions  of  the   undertakings   and
indemnification set out in this Section 14 shall survive satisfaction and payment of the Obligations and termination of this Agreement.

Section 14. CUSTOMER ACCOUNT LINK

Section 14.1. Access to DFS' System. DFS has developed a system which will allow Borrower to access DFS' computer via an Internet connection for the sole purposes of allowing Borrower to obtain certain information regarding the amount which Borrower owes to DFS with respect to its account with DFS, and to pay DFS the amounts which Borrower owes pursuant to this Agreement, which will include the amount of principal, interest, fees and charges ("System"). DFS grants to Borrower the right to use the System in the manner provided herein. Borrower may access the System at no charge during the term of this Agreement. Borrower will access information in the System via an Internet connection and by entering a user identification number and a password which DFS will provide to Borrower. Borrower may thereafter change the password which DFS provides to Borrower. Borrower will assume complete responsibility in protecting the safety and security of its user identification number, password and personal identification number ("PIN"). Borrower will be solely liable for all losses, damages or claims resulting from any unauthorized use of the user identification number, password and PIN. DFS retains the right to make any changes in the System, including, but not limited to, the scheduled hours of operation, access periods, and user identification procedures.

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         Section  14.2.  Borrower's  Account.  In order to obtain  access to the
System, Borrower must complete and submit to DFS an application form entitled "Customer Account Link Sign-up Form" ("Application") which may be found in DFS' internet website (www.dfsc.com). The terms of the Application are incorporated into this Agreement. Borrower will have the option, as indicated in the Application, to allow DFS to initiate automatic or elective ACH debit entries to Borrower's Account (as defined below) to pay any amounts which Borrower owes to DFS under this Agreement. Borrower must provide certain information as required in the Application regarding Borrower's bank and the particular account at Borrower's bank through which DFS will initiate the ACH debit entries which Borrower authorizes pursuant to this Agreement ("Account"). Borrower will immediately complete another Application and will submit such document to DFS if any information regarding the Account is changed or is inaccurate. DFS will thereupon enter such new information regarding the Account into the System. Borrower will execute such agreements which such bank requires to allow DFS to initiate ACH debit entries to the Account, and to receive payments therefor.

         Section 14.3. ACH Payment and Authorization. The System will allow Borrower to select the payments of principal, interest, insurance, fees and other charges which Borrower elects to make to DFS. Upon selecting the particular items which Borrower elects to pay to DFS, Borrower will enter its PIN to confirm the payments which Borrower wishes to make to DFS. By entering Borrower's unique PIN number, Borrower thereupon irrevocably authorizes DFS to initiate ACH debit entries to the Account in the amount selected by Borrower, and to take possession of such funds in the Account and apply such funds to the unpaid indebtedness which Borrower owes to DFS under this Agreement. However and notwithstanding anything herein to the contrary, upon the occurrence of an
Unmatured Default or the occurrence of any other Default which is not cured within the applicable curing period, if either DFS and Borrower's bank have not executed a Lockbox agreement, or Borrower's bank has terminated any Lockbox agreement with DFS concerning Borrower, then in such event Borrower thereupon irrevocably authorizes DFS to initiate ACH debit entries to the Account of any obligations under this Agreement, whether due in the ordinary course or by acceleration. Borrower further authorizes DFS to take possession of funds in the Account, in the amount of such obligations, and apply such funds to the unpaid indebtedness which Borrower owes to DFS under this Agreement. DFS will not initiate an ACH debit entry under this Agreement except in conformity with the authorization provided by Borrower. Borrower may change or revoke its authorization by submitting a new Application to DFS, subject to the completion of any ACH debits which were authorized prior to DFS' receipt and processing of such Application, which processing shall be completed in a commercially reasonable time of DFS' receipt of the new Application.

         Section 14.4. General Use Restrictions. Borrower will not and will not cause others to: (a) reverse engineer, reverse compile, decompile, disassemble, alter, translate, convert or attempt to derive the source code of the System;
(b) use the System in a manner that jeopardizes the integrity thereof or interferes with others' use of the System, or (c) use the System in any manner which violates this Agreement or any applicable laws (including, but not limited to, any laws relating to copyrights, trademarks, trade secrets or libel).

         Section 14.5. Limitation of Liability for ACH Debits. DFS will not be liable for the act or omission of any Automated Clearing House, financial

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institution,  or any person who has obtained  unauthorized access to the System.
Borrower acknowledges that errors may occur in the ACH debiting process. Borrower will immediately notify DFS if the amount of any ACH debit entry which DFS initiates exceeds the amount of the obligations which Borrower then owes under the Agreement. Borrower agrees, however, that DFS' liability for any such error will be limited to DFS' prompt credit to Borrower's Account of the amount of the entry which exceeds the amount authorized by DFS. In no event will DFS be liable to Borrower for any consequential, special or incidental damages.

         Section 14.6. Warranty. DFS makes no representations or warranties, express or implied, regarding the System, including but not limited to, ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND WARRANTIES AS TO ACCURACY, COMPLETENESS OR ADEQUACY OF INFORMATION. In no event will DFS be liable for special, INCIdental, indirect or consequential damages incurred by Borrower as a result of Borrower's use of the System. DFS does not warrant that the functions contained in the System will meet Borrower's requirements, or that the System will operate on Borrower's computer system or with Borrower's internet access provider, or that the operation of the System will be uninterrupted or error free. DFS is not responsible for any problems caused by changes in the operating characteristics of the Borrower's computer hardware or operating system which are made upon Borrower's access to the System. Borrower will have the sole responsibility for adequate protection and back-up of its data used in connection with the System. Borrower waives any right to claim against DFS for lost data, work delays or lost profits resulting from its use of the System.

         Section 14.7. Confidentiality. The System is proprietary to DFS. Borrower will use and maintain the System in confidence and will not sell, transfer, publish, disclose, or otherwise make accessible the System to any third party. Borrower will confine access to the System only to its employees who require such access in the ordinary course and scope of their employment by Borrower. Borrower will inform its employees of the confidential nature of the System before Borrower grants an employee any access to the System.

Section 15. OTHER TERMS

         Section 15.1. Amendment, Changes and Modification. The Loan Documents may be amended, changed or modified only as may be agreed upon in writing by Borrower and DFS from time to time.

         Section 15.2. Binding Effect. The Loan Documents will be binding upon the parties, their successors and assigns, provided, however, that Borrower shall not assign or attempt to assign this Agreement, any other Loan Document or any of its interests under the Loan Documents, without the prior written consent of DFS.

         Section 15.3. Broker Fee. Neither party is obligated to pay any premium or other charge, brokerage fee or commission in connection with the agreements

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set forth herein.  Each party will indemnify the other and hold it harmless from any such claim arising out of such party's acts or those of its representatives.

         Section 15.4. Entire Agreement. The Loan Documents embody the entire agreement of the parties relating to the Credit Facility. There are no promises, terms, conditions, obligations or warranties other than those contained in the Loan Documents. The Loan Documents supersede all prior communications, representations or agreements, verbal or written, between the parties relating to the Credit Facility.

         Section 15.5. Headings. The headings to the sections of this Agreement are included only for the convenience of the parties and will not have the effect of defining, diminishing or enlarging the rights of the parties or affecting the construction or interpretation of any portion of this Agreement.

         Section 15.6. Incorporation by Reference. All other Loan Documents are incorporated herein by this reference and are made a part of this Agreement as if fully set forth herein. This Agreement, prior to such incorporation, controls in the event of any conflict with the terms of any other Loan Documents.

         Section 15.7. Interpretation. For the purpose of construing this Agreement, unless the context otherwise requires, words in the singular will be deemed to include words in the plural, and vice versa.

         Section 15.8. Notices. Any notice under the Loan Documents, will be in writing. Any notice to be given or document to be delivered under the Loan Documents will be deemed to have been duly given upon delivery, if delivered in person or by any expedited delivery service which provides proof of delivery, upon tested telex or facsimile transmission, or on the fifth Business Day after mailing, if mailed by certified mail, return receipt requested, postage prepaid mail, addressed to DFS or Borrower at the appropriate addresses. DFS will use reasonable efforts to deliver any notice DFS is required to give to Borrower; provided, however, that failure by DFS to actually give any such notice will not be deemed to be a waiver of any rights or remedies of DFS and will not give rise to any claims, defenses or damages by Borrower. The addresses for notices are those set forth below or such other addresses as may be hereafter specified by written notice by the parties:

to DFS:                       Deutsche Financial Services Corporation
                              5480 Corporate Drive, Suite 300,
                              Troy, Michigan 48098
                              Attention:  Lisa Oliver
                              Facsimile No.:  (248) 641-9840

with a copy to:               Deutsche Financial Services Corporation
                              655 Maryville Centre Drive
                              St. Louis, MO 63141-5832
                              Attention:  General Counsel
                              Facsimile No.:(314) 523-3190

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to Borrower:                  Travis Boats & Motors, Inc.
                              5000 Plaza on the Lake, Suite 250
                              Austin, TX 78746
                              Attention: President
                              Facsimile No.: (512) 329-0480

         Section 15.9. No Third Party Beneficiary Rights and Reliance. No Person not a party to this Agreement will have any benefit under this Agreement nor have third-party beneficiary rights as a result of any of the Loan Documents, nor will any party be entitled to rely on any actions or inactions of DFS or its agents, all of which are done for the sole benefit and protection of DFS.

         Section 15.10. Protection or Preservation of Collateral. DFS will not have any contractual duty to protect, insure, collect or realize upon the Collateral or preserve rights in it against prior parties. DFS will not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral regardless of the cause.

         Section 15.11. Relationship of the Parties. Neither DFS on the one hand nor Borrower on the other hand will be deemed a partner, joint venturer or related entity of the other by reason of the Loan Documents.

         Section 15.12. Reversal of Payments. To the extent that Borrower makes a payment or payments to DFS, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Credit Facility will be revived and continue in full force and effect, as if such payment or proceeds had not been received by DFS.

         Section 15.13. Severability. If any provision of this Agreement (either generally, or as to a specific application to a set of facts) will be held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement (either in its entirety, or as to or the application of such provision to any other set of facts), but this Agreement will be construed as if such invalid, illegal or unenforceable provision never had been included in this Agreement.

         Section 15.14. Maximum Interest. Borrower acknowledges that DFS intends to strictly conform to the applicable usury laws governing this Agreement. Regardless of any provision contained herein or in any other document executed or delivered in connection herewith or therewith, DFS shall never be deemed to have contracted for, charged or be entitled to receive, collect or apply as interest on this Agreement (whether termed interest herein or deemed to be interest by judicial determination or operation of law), any amount in excess of the maximum amount allowed by applicable law, and, if DFS ever receives, collects or applies as interest any such excess, such amount which would be excessive interest will be applied first to the reduction of the unpaid principal balances of advances under this Agreement, and, second, any remaining

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excess will be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower and DFS shall, to the maximum extent permitted under applicable law:
(a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest; (b) exclude voluntary pre-payments and the effect thereof; and
(c) spread the total amount of interest throughout the entire term of this Agreement so that the interest rate is uniform throughout such term.

         Section 15.15. Waivers by DFS. DFS may at any time or from time to time waive all or any rights under any of the Loan Documents, but any waiver or indulgence at any time or from time to time will not constitute, unless specifically so expressed by DFS in writing, a future waiver by DFS of performance by Borrower.

         Section 15.16. Survival. The grant of security interest herein to secure all Obligations, and all provisions relating to the Collateral will survive termination of this Agreement and will remain in full force and effect until all Obligations have been paid in full and this Agreement has been terminated. The Agreement to arbitrate all Disputes will survive termination of this Agreement.

         Section 15.17. Participations; Assignments. DFS may, at any time and from time to time, grant participations to lender(s) acceptable to Borrower in its interest in this Agreement or any Loan Document, or of any portion thereof, or assign its interest in this Agreement or any Loan Document, or any portion thereof, without the consent of Borrower, but DFS will provide Borrower notice as soon as practical after sale to an unaffiliated third party. DFS shall not be required to provide notice to Borrower of any sale or assignment to (a) a parent company or subsidiary of DFS or (b) any entity majority owned by DFS so long as DFS continues to service the Loans under this Agreement.

         Section 15.18. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 15.19. Information. DFS may provide to any third party any credit, financial or other information on Borrower that DFS may from time to time possess.

         Section 15.20. Release. Borrower releases DFS from all claims and causes of action which Borrower may now or hereafter have for any loss or damage to it claimed to be caused by or arising from: (a) any failure of DFS to protect, enforce or collect, in whole or in part, any Account; (b) DFS' notification to any Account Debtors thereon of DFS' security interest in any of the Accounts; (c) DFS' directing any Account Debtor to pay any sum owing to Borrower directly to DFS; and (d) any other act or omission to act on the part of DFS, its officers, agents or employees, except for willful misconduct or gross negligence. DFS will have no obligation to preserve rights to Accounts against prior parties.

         Section  15.21.  Miscellaneous.   Time  is  of  the  essence  regarding
Borrower's  performance of its obligations to DFS  notwithstanding any course of

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dealing or custom on DFS' part to grant extensions of time. Borrower's liability under this Agreement is direct and unconditional and will not be affected by the release or nonperfection of any security interest granted hereunder. DFS will have the right to refrain from or postpone enforcement of this Agreement or any other Loan Documents without prejudice and the failure to strictly enforce the Loan Documents will not be construed as having created a course of dealing between DFS and Borrower contrary to the specific terms of the Loan Documents or as having modified, released or waived the same. The express terms of this Agreement and the other Loan Documents will not be modified by any course of dealing, usage of trade, or custom of trade which may deviate from the terms hereof. If Borrower fails to pay any taxes, fees or other obligations which may impair DFS' interest in the Collateral, or fails to keep the Collateral insured, DFS may, but shall not be required to, pay such taxes, fees or obligations and pay the cost to insure the Collateral, and the amounts paid will be: (a) an additional debt owed by Borrower to DFS, which shall be subject to finance charges as provided herein; and (b) due and payable immediately in full. Borrower agrees to pay all of DFS' reasonable attorneys' fees and expenses incurred by DFS in enforcing DFS' rights hereunder.

         Section 15.22. Waivers by Borrower. Borrower irrevocably waives notice of: DFS' acceptance of this Agreement, presentment, demand, protest, nonpayment, nonperformance, and dishonor. Borrower and DFS irrevocably waive all rights to claim any punitive and/or exemplary damages. Borrower waives all rights of offset and counter claims Borrower may have against DFS. Borrower waives all notices of default and non-payment at maturity of any or all of the Accounts.

         Section 15.23. NO ORAL AGREEMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU, (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         Section 15.24. Use of Counsel and Receipt of Agreement. Borrower acknowledges that it has received a true and complete copy of this Agreement. Borrower acknowledges that it has (a) had representation of counsel during negotiation of this Agreement, and (b) read and understood this Agreement.

         Section 15.25. Facsimiles, Etc. Notwithstanding anything herein to the contrary: (a) DFS may rely on any facsimile copy, electronic data transmission or electronic data storage of any statement, statement of transaction, financial statements or other reports, and (b) such facsimile copy, electronic data transmission or electronic data storage will be deemed an original, and the best evidence thereof for all purposes, including, without limitation, under this Agreement or any other Loan Documents, and for all evidentiary purposes before any arbitrator, court or other adjudicatory authority.

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         Section 15.26.  Power of Attorney.  Borrower  irrevocably  appoints DFS
(and any Person designated by it) as Borrower's true and lawful Attorney with full power to at any time, in the discretion of DFS (whether or not a Default has occurred) to: (a) endorse the name of Borrower upon any of the items of payment of proceeds of the Collateral and deposit the same in the account of DFS for application to the Obligations; and (b) sign the name of Borrower to verify the accuracy of the Accounts; and (only after a Default has occurred) to: (c) sign the name of Borrower on any document or instrument that DFS shall deem necessary or appropriate to perfect and maintain perfected the security interests in the Collateral under this Agreement and other Loan Documents; (d) initiate and settle any insurance claim and endorse Borrower's name on any check, instrument or other item of payment; (e) endorse the name of Borrower upon financing statements, instruments, Certificates of Title and Statements of Origin pertaining to the Collateral; (f) supply omitted information and correct errors in any documents between DFS and Borrower; and (g) do anything to preserve and protect the Collateral and DFS' rights and interest therein; (h) demand payment, enforce payment and otherwise exercise all of Borrower's rights, and remedies with respect to the collection of any Accounts; (i) settle, adjust, compromise, extend or renew any Accounts; (j) settle, adjust or compromise any legal proceedings brought to collect any Accounts; (k) sell or assign any Accounts upon such terms, for such amounts and at such time or times as DFS may deem advisable; (l) discharge and release any Accounts; (m) prepare, file and sign Borrower's name on any Proof of Claim in Bankruptcy or similar document against any Account Debtor; (n) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Account or goods pertaining thereto; and
(o) take control in any manner of any item of payments or proceeds and for such purpose to notify the Postal Authorities to change the address for delivery of mail addressed to Borrower to such address as DFS may designate. This power of attorney is for value and coupled with an interest and is irrevocable so long as any Obligations remain outstanding and by DFS exercising such right, DFS shall not waive any right against Borrower until the Obligations are paid in full.

Section 16. BINDING ARBITRATION

         Section 16.1. Arbitrable Claims. Except as otherwise specified below, all actions, disputes, claims and controversies under common law, statutory law or in equity of any type or nature whatsoever (including, without limitation, all torts, whether regarding negligence, breach of fiduciary duty, restraint of trade, fraud, conversion, duress, interference, wrongful replevin, wrongful sequestration, fraud in the inducement, usury or any other tort, all contract actions, whether regarding express or implied terms, such as implied covenants of good faith, fair dealing, and the commercial reasonableness of any Collateral disposition, or any other contract claim, all claims of deceptive trade practices or lender liability, and all claims questioning the reasonableness or lawfulness of any act), whether arising before or after the date of this Agreement, and whether directly or indirectly relating to: (a) this Agreement and/or any amendments and addenda hereto, or the breach, invalidity or termination hereof; (b) any previous or subsequent agreement between DFS and Borrower; (c) any act committed by DFS or by any parent company, subsidiary or affiliated company of DFS (the "DFS Companies"), or by any employee, agent, officer or director of a DFS Company whether or not arising within the scope and course of employment or other contractual representation of the DFS Companies provided that such act arises under a relationship, transaction or dealing

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between DFS and  Borrower;  and/or (d) any other  relationship,  transaction  or dealing between DFS and Borrower (collectively the "Disputes"), will be subject to and resolved by binding arbitration.

         Section 16.2. Administrative Body. All arbitration hereunder will be conducted by the American Arbitration Association ("AAA"). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years secured transactions experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in St. Louis County, Missouri.

         Section 16.3. Discovery. Discovery permitted in any arbitration proceeding commenced hereunder is limited as follows. No later than thirty (30) days after the filing of a claim for arbitration, the parties will exchange detailed statements setting forth the facts supporting the claim(s) and all defenses to be raised during the arbitration, and a list of all exhibits and witnesses. No later than twenty-one (21) days prior to the arbitration hearing, the parties will exchange a final list of all exhibits and all witnesses, including any designation of any expert witness(es) together with a summary of their testimony; a copy of all documents and a detailed description of any property to be introduced at the hearing. Under no circumstances will the use of interrogatories, requests for admission, requests for the production of documents or the taking of depositions be permitted. However, in the event of the designation of any expert witness(es), the following will occur: (a) all information and documents relied upon by the expert witness(es) will be delivered to the opposing party, (b) the opposing party will be permitted to depose the expert witness(es), (c) the opposing party will be permitted to designate rebuttal expert witness(es), and (d) the arbitration hearing will be continued to the earliest possible date that enables the foregoing limited discovery to be accomplished.

         Section 16.4. Exemplary or Punitive Damages. The Arbitrator(s) will not have the authority to award exemplary or punitive damages and each party hereby irrevocably waives any right to claim any exemplary or punitive damages.

         Section 16.5. Confidentiality of Awards. All arbitration proceedings, including testimony or evidence at hearings, will be kept confidential, although any award or order rendered by the arbitrator(s) pursuant to the terms of this Agreement may be entered as a judgment or order in any state or federal court and may be confirmed within the federal judicial district which includes the residence of the party against whom such award or order was entered. This Agreement concerns transactions involving commerce among the several states. The Federal Arbitration Act, Title 9 U.S.C. Sections 1 et seq., as amended ("FAA") will govern all arbitration(s) and confirmation proceedings hereunder.

         Section 16.6. Prejudgment and Provisional Remedies. Nothing herein will be construed to prevent DFS' or Borrower's use of bankruptcy, receivership, injunction, repossession, replevin, claim and delivery, sequestration, seizure, attachment, foreclosure, dation and/or any other prejudgment or provisional

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                     filed separately with the Commission.


action or remedy relating to any Collateral for any current or future debt owed by either party to the other. Any such action or remedy will not waive DFS' or Borrower's right to compel arbitration of any Dispute.

         Section 16.7. Attorneys' Fees. If either Borrower or DFS brings any other action for judicial relief with respect to any Dispute (other than those set forth in Section 15.6) the party bringing such action will be liable for and immediately pay all of the other party's costs and expenses (including attorneys' fees) incurred to stay or dismiss such action and remove or refer such Dispute to arbitration. If either Borrower or DFS brings or appeals an action to vacate or modify an arbitration award and such party does not prevail, such party will pay all costs and expenses, including attorneys' fees, incurred by the other party in defending such action. Except as set forth above, each party will bear their own costs and expenses (including attorneys' fees).

         Section 16.8. Limitations. Any arbitration proceeding must be instituted: (a) with respect to any Dispute for the collection of any debt owed by either party to the other, within two (2) years after the date the last payment was received by the instituting party; and (b) with respect to any other Dispute, within two (2) years after the date the incident giving rise thereto occurred, whether or not any damage was sustained or capable of ascertainment or either party knew of such incident. Failure to institute an arbitration proceeding within such period will constitute an absolute bar and waiver to the institution of any proceeding, whether arbitration or a court proceeding, with respect to such Dispute.

         Section 16.9. Survival After Termination. The agreement to arbitrate will survive the termination of this Agreement.

Section 17. INVALIDITY/UNENFORCEABILITY OF BINDING ARBITRATION. IF THIS AGREEMENT IS FOUND TO BE NOT SUBJECT TO ARBITRATION, ANY LEGAL PROCEEDING WITH RESPECT TO ANY DISPUTE WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. BORROWER AND DFS WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

Section 18. GOVERNING LAW. Borrower acknowledges and agrees that this and all other agreements between Borrower and DFS have been substantially negotiated, accepted, and will be substantially performed, in the state of Michigan. Accordingly, Borrower agrees that all Disputes will be governed by, and construed in accordance with, the laws of such state, except to the extent inconsistent with the provisions of the FAA which shall control and govern all arbitration proceedings hereunder.

         IN WITNESS WHEREOF, the parties have, by their duly authorized officers, executed this Agreement as of the Effective Date.

THIS AGREEMENT CONTAINS BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGES WAIVER PROVISIONS



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                     filed separately with the Commission.



ATTEST:                              TRAVIS BOATS & MOTORS, INC.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              TBC Arkansas, Inc.
                                     a Arkansas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Travis Boating Center Arlington, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Travis Boating Center Beaumont, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Travis Boating Center Oklahoma, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President



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ATTEST:                              Travis Boating Center Tennessee, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Travis Snowden Marine, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Falcon Marine, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Falcon Marine Abilene, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Travis Boating Center of Alabama, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President



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                     filed separately with the Commission.


ATTEST:                              Travis Boating Center Louisiana, Inc.
                                     a Louisiana corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President

ATTEST:                              Travis Boats & Motors Baton Rouge, Inc.
                                     a Louisiana corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Travis Boating Center Mississippi, Inc.
                                     a Texas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Travis Boating Center Little Rock, Inc.
                                     an Arkansas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Red River Marine Arkansas, Inc.
                                     an Arkansas corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President



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                     filed separately with the Commission.




ATTEST:                              Shelby Marine Center, Inc.
                                     a Tennessee corporation

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


ATTEST:                              Shelby Marine Pickwick, LLC
                                     a Tennessee limited liability company

                                     By:  Travis Boating Center Tennessee, Inc.

                                     By:
-------------------------------         ----------------------------------------
Print Name:  Michael B. Perrine      Print Name:  Mark Walton
Title:  Secretary                    Title:  President


                                     DEUTSCHE FINANCIAL SERVICES
                                     CORPORATION

                                     By:
                                        ----------------------------------------
                                     Print Name:
                                                --------------------------------
                                     Title:
                                           -------------------------------------

                           Accepted at Troy, Michigan




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                                INDEX OF EXHIBITS



               EXHIBIT 2.3                    BORROWING BASE CERTIFICATE

               EXHIBIT 6.1.10                 OFFICER'S CERTIFICATE



               EXHIBIT 8.1.10(C)              LOAN AND SECURITY

                                              AGREEMENT CERTIFICATIONS

               EXHIBIT 9.3                    COVENANT COMPLIANCE CERTIFICATE





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                                   EXHIBIT 2.3

                           BORROWING BASE CERTIFICATE



Travis Boats & Motors, Inc.
Deutsche Financial Services
Borrowing Base Certificate
On Revolving Line of Credit for all Stores outside of Florida and Georgia
                           At ________________________



(1.)
(1.1) The lesser of $3,000,000 of eligible used inventory held for not more than 365 days:       $
                                            x (times) advance rate of 70%                        __________
                                            = (equals) amount eligible to borrow:                $


(2.)
The lesser of $2,500,000 or 50% of the cost of eligible parts inventory:
                                    Total eligible parts inventory:                              $
                                            x (times) advance rate of 50%                        __________
                                            = (equals) amount eligible to borrow:                $


                Equals Total Proposed Borrowing Base Certificate   $___________
                          (Not to exceed $5,500,000)


Borrower:           Travis Boats & Motors, Inc. and subsidiaries
                  -----------------------------------------------------

By:
                  -----------------------------------------------------

Signor:
                  -----------------------------------------------------




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                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE



         I, Mark Walton, President of Travis Boats & Motors, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement dated as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS WHEREOF, I have signed this Certificate as December 10, 2001.

                                     TRAVIS BOATS & MOTORS, INC.

                                     By:
                                        ----------------------------------------
                                     Title: President







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                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I,  Mark  Walton,   President  of  TBC  Arkansas,   Inc.,  an  Arkansas
corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                               TBC Arkansas, Inc.

                               By:
                                  ----------------------------------------
                               Title: President






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                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boating Center Arlington, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Boating Center Arlington, Inc.

                                By:
                                   -----------------------------------------
                                Title: President






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                     filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President Travis Boating Center Beaumont, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Boating Center Beaumont, Inc.

                                By:
                                   --------------------------------------
                                Title: President






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                     filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boating Center Oklahoma, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Boating Center  Oklahoma, Inc.

                                By:
                                   -----------------------------------------
                                Title: President







                                       58
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                     filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boating Center Tennessee, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Boating Center Tennessee, Inc.

                                By:
                                   ---------------------------------------
                                Title: President






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                     filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Snowden Marine, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Snowden Marine, Inc.

                                By:
                                   -----------------------------------
                                Title: President



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                     filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Falcon Marine, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                               Falcon Marine, Inc.

                               By:
                                  ----------------------------------
                               Title: President





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                     filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Falcon Marine Abilene, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Falcon Marine Abilene, Inc.

                                By:
                                   ---------------------------------------
                                Title: President





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                     filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boating Center Alabama, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Boating Center Alabama, Inc.

                                By:
                                   ----------------------------------------
                                Title: President


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                     filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boating Center Louisiana, Inc., a Louisiana corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

      IN WITNESS  WHEREOF,  I have signed this  Certificate  as of December  10,
2001.

                                Travis Boating Center Louisiana, Inc.

                                By:
                                   ---------------------------------------
                                Title: President





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

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boats & Motors Baton Rouge, Inc., a Louisiana corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Boats & Motors Baton Rouge, Inc.

                                By:
                                   ----------------------------------
                                Title: President

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boating Center Mississippi, Inc., a Texas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Boating Center Mississippi, Inc.

                                By:
                                   -------------------------------------
                                Title: President

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boating Center Little Rock, Inc., an Arkansas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Travis Boating Center Little Rock, Inc.

                                By:
                                   -------------------------------------
                                Title: President

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Red River Marine Center Arkansas, Inc., an Arkansas corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Red River Marine Arkansas, Inc.

                                By:
                                   ----------------------------------
                                Title: President

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Shelby Marine Center, Inc., a Tennessee corporation, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Shelby Marine Center, Inc.

                                By:
                                   ---------------------------------
                                Title: President

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                 EXHIBIT 6.1.10

                              OFFICER'S CERTIFICATE

         I, Mark Walton, President of Travis Boating Center Tennessee, Inc., the sole member of Shelby Marine Pickwick, LLC, a Tennessee limited liability company, ("Borrower"), hereby certify to Deutsche Financial Services Corporation ("DFS"), in connection with the Amended and Restated Loan and Security Agreement as of December 10, 2001 between Travis Boats and Motors, Inc. and its
Subsidiaries set forth therein (individually, collectively, jointly and severally "Borrower") and DFS (the "Agreement"; terms defined in the Agreement are used herein as so defined), that:

         1. The representations and warranties of Borrower contained in Section 7 of the Agreement are correct on and as of the date hereof as though made on and as of such date;

         2. No event has occurred and is continuing, or would result from any Loan being made to Borrower under the Agreement on the date hereof, which constitutes a Default; and

         3. After the funding of the Loans to be made by DFS to Borrower on the date hereof, Borrower will be in full compliance with all of the terms and provisions of the Agreement.

         IN WITNESS WHEREOF, I have signed this Certificate as of December 10, 2001.

                                Shelby Marine Pickwick, LLC

                                Travis Boating Center Tennessee, Inc.

                                     Member

                                By:
                                   ----------------------------------
                                Title: President

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                EXHIBIT 8.1.10(c)

                   LOAN AND SECURITY AGREEMENT CERTIFICATIONS

         AS OF __________________, 20__

     In accordance with Section 8.1.10(c) of the Amended and Restated Loan and Security Agreement dated as of December 10, 2001 ("Agreement"), among Travis Boats & Motors, Inc. and its Subsidiaries listed therein (individually, collectively, jointly and severally "Borrower") and Deutsche Financial Services Corporation, I certify that:

     (i) all Borrower prepared quarterly financial statements (Consolidated Balance Sheet and Consolidated Statement of Operations) for the quarter ending _______________, 20__, all unaudited, fairly present the financial position and results of operations of Borrower and its Subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied.

     (ii) to the best of my knowledge, and after review of the Agreement, Borrower has kept, observed, performed and fulfilled each and every covenant, obligation and agreement binding upon Borrower under the Agreement and that no Default has occurred.

                               Travis Boats & Motors, Inc.
                               a Texas corporation
                               On Behalf of Itself and the Other Borrowers

                               By:
                                  --------------------------------------------
                               Title:
                                     -----------------------------------------

                        Confidential Treatment Requested.
          Confidential portions of this document have been redacted and filed separately with the Commission.


                                   EXHIBIT 9.3

                         COVENANT COMPLIANCE CERTIFICATE

                             [To be provided by DFS]















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